UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2017

Date of reporting period: November 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.17

ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

January 16, 2017

This report provides management’s discussion of fund performance for AB All Market Income Portfolio for the annual reporting period ended November 30, 2017.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB ALL MARKET INCOME PORTFOLIO
Class A Shares	3.91%	12.30%
Class C Shares	3.44%	11.42%
Advisor Class Shares[1]	3.92%	12.53%
MSCI ACWI (net)	9.94%	24.64%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) net, for the six- and 12-month periods ended November 30, 2017.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. The Fund’s strategic decision to achieve diversification involves holding assets other than equities. This diversification detracted from performance, relative to the 100% equity benchmark, given the gains in equity markets over both periods.

For the 12-month period, security selection in equities detracted, as higher dividend stocks underperformed market-cap weighted benchmarks. Credit selection also detracted when compared against a blend of developed-and emerging-market bonds. Equity assets contributed the most to returns, though fixed-income and non-traditional income strategies also contributed.

For the six-month period, equity assets contributed, though security selection detracted because of a tilt toward higher dividend equities, which lagged the broad market. An underweight to credit detracted, but this was mostly offset by a contributing overweight to equities.

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The Fund utilized derivatives in the form of futures, forwards, interest rate swaps, total return swaps, inflation (“CPI”) swaps and written options for hedging and investment purposes; credit default swaps were used for hedging purposes. For both periods, interest rate swaps, total return swaps, CPI swaps and credit default swaps contributed to absolute performance, and futures and forwards detracted. Written options detracted for the 12-month period and added for the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities posted impressive gains over the 12-month period ended November 30, 2017. Stocks in emerging markets rose substantially, while US and non-US equities also returned in the double digits. Growth stocks outperformed value, in terms of style.

Bond markets generally rose during the period. Global high-yield securities outperformed, followed by positive returns of emerging-market local-currency government bonds, developed-market treasuries and investment-grade corporate securities. Developed-market treasury yields increased in the US, Japan and Canada, but moved in different directions in Europe (bond yields move inversely to price).

Stocks rallied after the election of Donald Trump as president of the US, and excitement regarding his pro-growth agenda gained momentum. Strong global economic data bolstered positive market sentiment. However, investors questioned the timeliness of the Trump administration’s proposed changes, tempering the rally. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. In Europe, political uncertainty weighed on stocks, but a centrist win in the French presidential election pacified some investor fears. Corporate earnings generally surprised to the upside and the price of oil rebounded, pushing stocks higher, especially in emerging markets. Renewed discussion and momentum behind US corporate tax reform near the end of the period propelled equities to all-time highs.

In June, the US Federal Reserve (the “Fed”) raised rates for the third consecutive quarter, as expected. In October, the Fed began its balance sheet reduction program. Late in the period, President Trump’s appointment of the next Fed chair was met with enthusiasm by markets. Central banks throughout Europe generally maintained an easing bias, though toward the end of the period the European Central Bank announced plans to begin tapering the pace of its monthly asset purchases, and the Bank of England hiked rates for the first time in more than a decade. Meanwhile, the Bank of Canada surprised markets with its second interest rate hike of the year.

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INVESTMENT POLICIES

The Adviser will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by

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(continued on next page)

DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

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DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/18/20141 TO 11/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Income Portfolio Class A shares (from 12/18/20141 to 11/30/2017) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/18/2014.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.30%	7.52%
Since Inception[1]	7.20%	5.64%
CLASS C SHARES
1 Year	11.42%	10.42%
Since Inception[1]	6.39%	6.39%
ADVISOR CLASS SHARES[2]
1 Year	12.53%	12.53%
Since Inception[1]	7.45%	7.45%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.94%, 4.74% and 3.44% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/18/2014.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	6.16%
Since Inception[1]	5.69%
CLASS C SHARES
1 Year	9.09%
Since Inception[1]	6.42%
ADVISOR CLASS SHARES[2]
1 Year	11.21%
Since Inception[1]	7.49%

1	Inception date: 12/18/2014.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,039.10	$3.78	0.74%	$5.11	1.00%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%	$5.07	1.00%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,034.40	$7.60	1.49%	$8.92	1.75%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%	$8.85	1.75%
Advisor Class
Actual	$1,000	$1,039.20	$2.50	0.49%	$3.83	0.75%
Hypothetical**	$1,000	$1,022.61	$2.48	0.49%	$3.80	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $95.3

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets
AB High Income Fund, Inc. – Class Z	$46,322,764	48.6%
JPMorgan Alerian MLP Index ETN	3,351,609	3.5
iShares Mortgage Real Estate Capped ETF	1,538,096	1.6
PowerShares KBW High Dividend Yield Financial Portfolio	1,443,651	1.5
PowerShares KBW Premium Yield Equity REIT Portfolio	956,426	1.0
Apple, Inc.	681,041	0.7
Brazil Notas do Tesouro Nacional Series F	581,634	0.6
Microsoft Corp.	543,654	0.6
Dominican Republic International Bond	537,237	0.6
Colony NorthStar, Inc.	518,843	0.5
	$56,474,955	59.2%

1	All data are as of November 30, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

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PORTFOLIO OF INVESTMENTS

November 30, 2017

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 56.2%
Funds and Investment Trusts – 56.2%(a)
AB High Income Fund, Inc. – Class Z(b)	5,234,211	$46,322,764
iShares Mortgage Real Estate Capped ETF	33,708	1,538,096
JPMorgan Alerian MLP Index ETN(c)	127,729	3,351,609
PowerShares KBW High Dividend Yield Financial Portfolio	60,965	1,443,651
PowerShares KBW Premium Yield Equity REIT Portfolio	26,225	956,426

Total Investment Companies (cost $54,273,679)		53,612,546

COMMON STOCKS – 27.9%
Financials – 4.9%
Banks – 2.1%
Australia & New Zealand Banking Group Ltd.	5,095	110,636
Bank of America Corp.	1,880	52,959
Barclays PLC	4,390	11,455
BB&T Corp.	1,760	86,979
BNP Paribas SA	1,822	137,949
BOC Hong Kong Holdings Ltd.	25,000	127,228
Citigroup, Inc.	180	13,590
DBS Group Holdings Ltd.	2,400	43,711
DNB ASA	1,930	35,156
HSBC Holdings PLC	20,776	207,030
JPMorgan Chase & Co.	3,111	325,162
Mitsubishi UFJ Financial Group, Inc.	9,100	64,866
National Australia Bank Ltd.	1,220	27,409
Nordea Bank AB	11,239	131,793
Oversea-Chinese Banking Corp. Ltd.	9,400	87,004
People’s United Financial, Inc.	5,567	105,884
Royal Bank of Canada	2,806	219,343
Swedbank AB – Class A	5,310	126,987
Toronto-Dominion Bank (The)	1,230	69,825
Wells Fargo & Co.	830	46,870

		2,031,836

Capital Markets – 1.0%
BlackRock, Inc. – Class A	160	80,190
CI Financial Corp.	4,521	102,149
CME Group, Inc. – Class A	981	146,699
IG Group Holdings PLC	2,210	19,325
IGM Financial, Inc.	1,738	60,055
Morgan Stanley	2,771	143,011
Nomura Holdings, Inc.	13,800	83,443
Partners Group Holding AG	71	48,897

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

State Street Corp.	650	$61,978
Thomson Reuters Corp.	1,095	48,225
UBS Group AG(d)	6,900	119,359

		913,331

Consumer Finance – 0.1%
Capital One Financial Corp.	1,181	108,652

Diversified Financial Services – 0.1%
AMP Ltd.	11,761	45,750
Berkshire Hathaway, Inc. – Class B(d)	160	30,882

		76,632

Insurance – 1.4%
Allianz SE (REG)	690	162,960
Aon PLC	231	32,391
Axis Capital Holdings Ltd.	1,181	61,873
CNP Assurances	1,362	30,596
Direct Line Insurance Group PLC	35,052	173,474
Euler Hermes Group	135	19,568
FNF Group	1,890	76,469
Japan Post Holdings Co., Ltd.	13,100	151,034
Legal & General Group PLC	9,100	32,908
Mapfre SA	25,900	87,127
Marsh & McLennan Cos., Inc.(e)	1,023	85,860
Progressive Corp. (The)	1,389	73,867
Prudential Financial, Inc.	621	71,937
Swiss Re AG	465	43,659
Tryg A/S	1,610	39,148
UnipolSai Assicurazioni SpA	43,288	101,530
Zurich Insurance Group AG	392	118,643

		1,363,044

Mortgage Real Estate Investment Trusts (REITs) – 0.2%
AGNC Investment Corp.	7,242	144,116

		4,637,611

Information Technology – 4.5%
Communications Equipment – 0.2%
Cisco Systems, Inc.(e)	5,707	212,871

Electronic Equipment, Instruments & Components – 0.2%
Corning, Inc.	2,200	71,258
Hitachi Ltd.	14,000	104,898

		176,156

16 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Internet Software & Services – 0.4%
Alphabet, Inc. – Class A(d)	72	$74,604
Alphabet, Inc. – Class C(d)	114	116,441
Facebook, Inc. – Class A(d)	752	133,239
Moneysupermarket.com Group PLC	12,000	54,367

		378,651

IT Services – 0.9%
Amadeus IT Group SA – Class A	970	69,950
Amdocs Ltd.	455	29,707
Booz Allen Hamilton Holding Corp.	1,322	51,148
Capgemini SE	457	52,634
DXC Technology Co.	775	74,509
Fidelity National Information Services, Inc.(e)	565	53,296
Fujitsu Ltd.	3,000	22,477
International Business Machines Corp.	400	61,588
Leidos Holdings, Inc.	2,420	153,839
Mastercard, Inc. – Class A	233	35,060
Otsuka Corp.	600	44,905
Paychex, Inc.(e)	1,877	126,341
Total System Services, Inc.	1,330	98,899
Visa, Inc. – Class A	190	21,392

		895,745

Semiconductors & Semiconductor Equipment – 0.7%
Applied Materials, Inc.	1,455	76,780
Intel Corp.	5,258	235,769
KLA-Tencor Corp.	120	12,269
Maxim Integrated Products, Inc.	2,141	112,038
QUALCOMM, Inc.	2,772	183,894
Texas Instruments, Inc.	540	52,537

		673,287

Software – 1.2%
CA, Inc.	4,304	142,333
Check Point Software Technologies Ltd.(d)	383	39,943
Microsoft Corp.(e)	6,459	543,654
Nice Ltd.	630	55,009
Oracle Corp.	2,935	143,992
Oracle Corp./Japan	1,600	142,616
Trend Micro, Inc./Japan	1,300	73,793

		1,141,340

Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.(e)	3,963	681,041
Konica Minolta, Inc.	7,000	68,759
Seagate Technology PLC	2,323	89,575

		839,375

		4,317,425

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 3.8%
Auto Components – 0.2%
Bridgestone Corp.	1,800	$82,260
Nokian Renkaat Oyj	1,664	72,638

		154,898

Automobiles – 0.3%
Bayerische Motoren Werke AG	677	68,347
General Motors Co.	330	14,220
Subaru Corp.	700	23,067
Toyota Motor Corp.	2,200	138,920

		244,554

Distributors – 0.0%
PALTAC Corp.	600	26,673

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	700	24,774

Hotels, Restaurants & Leisure – 1.1%
Aristocrat Leisure Ltd.	4,210	70,358
Compass Group PLC	1,530	31,030
Crown Resorts Ltd.	15,345	143,881
Darden Restaurants, Inc.	460	38,787
Las Vegas Sands Corp.	2,329	161,376
McDonald’s Corp.	1,563	268,789
TUI AG	7,065	130,490
Wyndham Worldwide Corp.	241	27,086
Wynn Macau Ltd.	16,800	48,359
Yum! Brands, Inc.	1,458	121,699

		1,041,855

Household Durables – 0.4%
Auto Trader Group PLC(f)	7,750	35,237
Berkeley Group Holdings PLC	2,215	114,356
Garmin Ltd.	1,677	104,108
Persimmon PLC	970	33,317
Sekisui House Ltd.	5,800	108,569
Taylor Wimpey PLC	8,690	22,990

		418,577

Internet & Direct Marketing Retail – 0.3%
Amazon.com, Inc.(d)	142	167,099
Netflix, Inc.(d)	464	87,037

		254,136

Leisure Products – 0.2%
Hasbro, Inc.	430	39,998
Sankyo Co., Ltd.	4,600	148,592

		188,590

18 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media – 0.6%
Comcast Corp. – Class A	2,000	$75,080
CTS Eventim AG & Co. KGaA	515	25,015
ITV PLC	73,573	159,189
Lagardere SCA	640	20,963
Omnicom Group, Inc.	2,548	182,030
RTL Group SA (London)(d)	1,109	88,537

		550,814

Multiline Retail – 0.2%
Harvey Norman Holdings Ltd.(c)	31,280	95,481
J Front Retailing Co., Ltd.	1,500	25,439
Macy’s, Inc.	2,850	67,830
Next PLC	760	46,000

		234,750

Specialty Retail – 0.3%
Best Buy Co., Inc.	1,831	109,146
Home Depot, Inc. (The)(e)	400	71,928
Ross Stores, Inc.(e)	553	42,044
TJX Cos., Inc. (The)	560	42,308

		265,426

Textiles, Apparel & Luxury Goods – 0.2%
HUGO BOSS AG	1,846	152,040
Li & Fung Ltd.	164,000	72,449
Yue Yuen Industrial Holdings Ltd.	5,000	17,890

		242,379

		3,647,426

Health Care – 2.8%
Biotechnology – 0.4%
AbbVie, Inc.(e)	792	76,760
Amgen, Inc.	671	117,868
Celgene Corp.(d)	1,093	110,207
Gilead Sciences, Inc.	595	44,494
Regeneron Pharmaceuticals, Inc.(d)	129	46,680

		396,009

Health Care Equipment & Supplies – 0.1%
Cochlear Ltd.	979	133,826

Health Care Providers & Services – 0.9%
Aetna, Inc.	313	56,396
Anthem, Inc.(e)	872	204,886
Cardinal Health, Inc.	1,550	91,744
Humana, Inc.	372	97,040
McKesson Corp.	190	28,071
UnitedHealth Group, Inc.	1,690	385,607

		863,744

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 1.4%
AstraZeneca PLC	1,648	$106,359
Bristol-Myers Squibb Co.	2,403	151,846
GlaxoSmithKline PLC	2,648	45,817
Johnson & Johnson(e)	1,811	252,327
Merck & Co., Inc.(e)	1,856	102,581
Novo Nordisk A/S – Class B	2,194	113,406
Orion Oyj – Class B	2,206	81,483
Pfizer, Inc.	4,483	162,554
Roche Holding AG	847	214,049
Sanofi	343	31,288
Valeant Pharmaceuticals International, Inc.(d)	2,430	40,928

		1,302,638

		2,696,217

Industrials – 2.5%
Aerospace & Defense – 0.5%
Arconic, Inc.	1,480	36,423
Boeing Co. (The)	1,116	308,909
Raytheon Co.	406	77,607
United Technologies Corp.	460	55,867

		478,806

Air Freight & Logistics – 0.1%
United Parcel Service, Inc. – Class B	1,285	156,063

Airlines – 0.1%
Deutsche Lufthansa AG (REG)	780	26,839
Qantas Airways Ltd.	13,210	56,990

		83,829

Commercial Services & Supplies – 0.0%
G4S PLC	6,700	23,241
Republic Services, Inc. – Class A	315	20,456

		43,697

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	1,944	75,121
Bouygues SA	1,674	86,528

		161,649

Electrical Equipment – 0.1%
Emerson Electric Co.	1,890	122,510

Industrial Conglomerates – 0.4%
General Electric Co.	12,673	231,789
Siemens AG (REG)	1,072	145,724

		377,513

20 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 0.2%
Caterpillar, Inc.	838	$118,284
Yangzijiang Shipbuilding Holdings Ltd.	43,600	50,972

		169,256

Professional Services – 0.2%
Intertek Group PLC	630	44,581
Randstad Holding NV	953	58,618
RELX NV	3,560	81,408
Wolters Kluwer NV	640	33,138

		217,745

Road & Rail – 0.3%
Central Japan Railway Co.	800	148,291
MTR Corp., Ltd.	19,000	112,016

		260,307

Trading Companies & Distributors – 0.2%
ITOCHU Corp.	2,400	41,721
Sumitomo Corp.	7,800	121,666

		163,387

Transportation Infrastructure – 0.2%
Aena SME SA(f)	208	41,355
Macquarie Infrastructure Corp.	2,210	147,584

		188,939

		2,423,701

Consumer Staples – 2.3%
Beverages – 0.2%
Diageo PLC	620	21,436
PepsiCo, Inc.	1,145	133,415
Royal Unibrew A/S	400	22,843

		177,694

Food & Staples Retailing – 0.5%
Casino Guichard Perrachon SA	2,567	156,120
Costco Wholesale Corp.	510	94,059
CVS Health Corp.	560	42,896
Empire Co., Ltd. – Class A	2,510	48,288
Wal-Mart Stores, Inc.	1,310	127,371

		468,734

Food Products – 0.3%
General Mills, Inc.	730	41,289
Nestle SA (REG)	1,535	131,318
Salmar ASA	2,295	67,388
Sanderson Farms, Inc.	170	28,847
Tyson Foods, Inc. – Class A	727	59,796

		328,638

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Products – 0.3%
Kimberly-Clark Corp.	789	$94,491
Procter & Gamble Co. (The)	2,390	215,076

		309,567

Personal Products – 0.2%
Unilever NV	1,892	109,110
Unilever PLC	550	31,024

		140,134

Tobacco – 0.8%
Altria Group, Inc.(e)	4,021	272,745
British American Tobacco PLC	1,125	71,541
Philip Morris International, Inc.(e)	2,557	262,732
Swedish Match AB	3,895	147,368

		754,386

		2,179,153

Energy – 2.0%
Energy Equipment & Services – 0.1%
Helmerich & Payne, Inc.(c)	835	48,914
Schlumberger Ltd.	670	42,109
TechnipFMC PLC	1,748	50,063

		141,086

Oil, Gas & Consumable Fuels – 1.9%
BP PLC	3,487	23,224
Caltex Australia Ltd.	5,434	140,752
Chevron Corp.	1,130	134,459
Enagas SA	3,533	103,684
Exxon Mobil Corp.	1,319	109,859
Marathon Petroleum Corp.	1,988	124,508
Occidental Petroleum Corp.	1,780	125,490
OMV AG	1,542	96,013
Pembina Pipeline Corp.	549	19,119
Royal Dutch Shell PLC – Class A	6,067	194,005
Royal Dutch Shell PLC – Class B	2,900	93,962
Statoil ASA	5,004	100,627
Suncor Energy, Inc. (Toronto)	2,060	71,453
Targa Resources Corp.	3,285	142,569
TOTAL SA	731	41,320
TransCanada Corp.	2,288	109,740
Valero Energy Corp.	1,730	148,123

		1,778,907

		1,919,993

Utilities – 1.4%
Electric Utilities – 0.8%
Endesa SA	5,103	113,788
Enel SpA	20,523	133,338

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Fortum Oyj	3,383	$71,096
PG&E Corp.	1,981	107,449
Power Assets Holdings Ltd.	17,000	145,374
SSE PLC	1,970	36,401
Tokyo Electric Power Co. Holdings, Inc.(d)	37,200	149,917

		757,363

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	7,918	83,772

Multi-Utilities – 0.5%
CenterPoint Energy, Inc.(e)	1,936	58,100
Consolidated Edison, Inc.	708	63,040
Engie SA	9,375	164,087
National Grid PLC	8,588	102,835
WEC Energy Group, Inc.	937	65,112

		453,174

		1,294,309

Materials – 1.3%
Chemicals – 0.9%
Agrium, Inc. (Toronto)	645	70,872
Air Products & Chemicals, Inc.	649	105,813
BASF SE	591	66,271
CF Industries Holdings, Inc.	1,120	41,966
Covestro AG(f)	1,194	124,350
Croda International PLC	1,077	62,275
LyondellBasell Industries NV – Class A	1,607	168,253
Methanex Corp.	1,050	55,961
Monsanto Co.	1,031	122,008
Praxair, Inc.	205	31,553
Sherwin-Williams Co. (The)(e)	57	22,767

		872,089

Containers & Packaging – 0.1%
Amcor Ltd./Australia	4,220	49,489
International Paper Co.	1,202	68,046

		117,535

Metals & Mining – 0.3%
Norsk Hydro ASA	10,427	70,919
Rio Tinto Ltd.	430	23,237
Rio Tinto PLC	2,606	123,380

		217,536

		1,207,160

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 1.2%
Equity Real Estate Investment Trusts (REITs) – 1.0%
AvalonBay Communities, Inc.	310	$56,212
Colony NorthStar, Inc. – Class A	8,606	104,907
Equity Residential	2,240	149,677
Extra Space Storage, Inc.	527	44,985
HCP, Inc.	5,263	139,154
Iron Mountain, Inc.	500	20,435
Lamar Advertising Co. – Class A	430	32,349
Liberty Property Trust	1,771	79,482
PBS Business Parks, Inc.	2,650	66,250
Simon Property Group, Inc.	317	51,275
VEREIT, Inc.	17,924	139,807
Weyerhaeuser Co.	420	14,860

		899,393

Real Estate Management & Development – 0.2%
Daito Trust Construction Co., Ltd.	500	91,529
Global Logistic Properties Ltd.	5,000	12,420
Hang Lung Group Ltd.	8,000	28,783
Kerry Properties Ltd.	21,500	95,190

		227,922

		1,127,315

Telecommunication Services – 1.2%
Diversified Telecommunication Services – 1.0%
AT&T, Inc.(e)	7,428	270,231
BCE, Inc.	2,133	102,075
Bezeq The Israeli Telecommunication Corp., Ltd.	14,632	21,936
HKT Trust & HKT Ltd. – Class SS	56,000	70,196
Nippon Telegraph & Telephone Corp.	1,300	67,865
Telenor ASA	750	16,842
Telstra Corp., Ltd.	48,023	124,946
Verizon Communications, Inc.	4,280	217,809

		891,900

Wireless Telecommunication Services – 0.2%
Tele2 AB – Class B	8,072	103,250
Vodafone Group PLC	33,335	101,075

		204,325

		1,096,225

Total Common Stocks (cost $24,927,403)		26,546,535

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 6.2%
Real Estate – 6.2%
Diversified REITs – 1.7%
Colony NorthStar, Inc. Series I 7.15%	16,400	$413,936
Gladstone Commercial Corp. Series D 7.00%	2,000	52,160
Global Net Lease, Inc. Series A 7.25%(c)	2,150	55,169
Gramercy Property Trust Series A 7.125%	3,900	104,325
Investors Real Estate Trust Series C 6.625%	1,200	30,912
PS Business Parks, Inc. Series T 6.00%	780	19,812
PS Business Parks, Inc. Series U 5.75%	8,600	217,924
PS Business Parks, Inc. Series V 5.70%	1,800	46,458
Spirit Realty Capital, Inc. Series A 6.00%	4,300	105,952
VEREIT, Inc. Series F 6.70%	13,700	351,131
Vornado Realty Trust Series K 5.70%	4,000	102,080
Vornado Realty Trust Series L 5.40%	4,100	103,812

		1,603,671

Equity Real Estate Investment Trusts (REITs) – 0.4%
Kimco Realty Corp. Series L 5.125%	5,550	137,474
Public Storage Series G 5.05%(c)	2,000	50,120

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UMH Properties, Inc. Series C 6.75%	5,600	$153,216

		340,810

Health Care REITs – 0.2%
Sabra Health Care REIT, Inc. Series A 7.125%	4,300	109,435
Senior Housing Properties Trust 6.25%(c)	3,000	79,860
Ventas Realty LP/Ventas Capital Corp. 5.45%	1,500	37,395

		226,690

Hotel & Resort REITs – 1.0%
Ashford Hospitality Trust, Inc. Series F 7.375%	1,000	25,060
Ashford Hospitality Trust, Inc. Series G 7.375%	4,000	100,200
Ashford Hospitality Trust, Inc. Series I 7.50%	2,350	57,834
Hersha Hospitality Trust Series C 6.875%	3,000	75,825
Hersha Hospitality Trust Series D 6.50%	2,300	58,581
Hersha Hospitality Trust Series E 6.50%	2,100	53,046
LaSalle Hotel Properties Series I 6.375%	2,450	61,789
LaSalle Hotel Properties Series J 6.30%	2,400	61,584
Pebblebrook Hotel Trust Series C 6.50%	4,100	104,140
Pebblebrook Hotel Trust Series D 6.375%	800	20,760
Summit Hotel Properties, Inc. Series D 6.45%	2,450	61,887

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Summit Hotel Properties, Inc. Series E 6.25%	5,000	$122,950
Sunstone Hotel Investors, Inc. Series E 6.95%	4,475	119,527
Sunstone Hotel Investors, Inc. Series F 6.45%	1,425	36,836

		960,019

Industrial REITs – 0.3%
Monmouth Real Estate Investment Corp. Series C 6.125%	2,300	57,799
Rexford Industrial Realty, Inc. Series A 5.875%	2,400	60,720
Rexford Industrial Realty, Inc. Series B 5.875%	2,400	59,928
STAG Industrial, Inc. Series B 6.625%	3,200	81,696

		260,143

Office REITs – 0.0%
Boston Properties, Inc. 5.25%	1,500	38,535

Residential REITs – 0.5%
American Homes 4 Rent Series D 6.50%	2,600	70,928
American Homes 4 Rent Series E 6.35%	8,675	234,832
Apartment Investment & Management Co. 6.875%	4,475	120,467

		426,227

Retail REITs – 1.2%
CBL & Associates Properties, Inc. Series D 7.375%(c)	3,800	87,096
CBL & Associates Properties, Inc. Series E 6.625%	1,300	27,924

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Cedar Realty Trust, Inc. Series C 6.50%	3,050	$76,403
DDR Corp. Series A 6.375%	3,200	83,520
DDR Corp. Series J 6.50%	2,800	70,420
DDR Corp. Series K 6.25%	1,400	35,392
Federal Realty Investment Trust Series C 5.00%	1,075	26,789
GGP, Inc. Series A 6.375%	1,100	27,280
Kimco Realty Corp. Series K 5.625%	2,600	65,988
National Retail Properties, Inc. Series F 5.20%	1,900	47,500
Pennsylvania Real Estate Investment Trust Series B 7.375%	2,700	67,662
Pennsylvania Real Estate Investment Trust Series D 6.875%	3,000	75,300
Retail Properties of America, Inc. Series A 7.00%	3,800	96,330
Saul Centers, Inc. Series C 6.875%	3,300	83,688
Taubman Centers, Inc. Series J 6.50%	1,300	32,890
Taubman Centers, Inc. Series K 6.25%	2,800	71,708
Urstadt Biddle Properties, Inc. Series G 6.75%	1,000	26,190

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Urstadt Biddle Properties, Inc. Series H 6.25%	4,250	$112,327
Washington Prime Group, Inc. Series H 7.50%	600	14,844
Washington Prime Group, Inc. Series I 6.875%	1,600	39,808

		1,169,059

Specialized REITs – 0.9%
CoreSite Realty Corp. Series A 7.25%	3,350	84,588
Digital Realty Trust, Inc. Series C 6.625%	3,800	105,526
Digital Realty Trust, Inc. Series H 7.375%	2,000	53,520
Digital Realty Trust, Inc. Series I 6.35%	6,725	182,987
Digital Realty Trust, Inc. Series J 5.25%	2,000	50,000
National Storage Affiliates Trust Series A 6.00%	1,700	43,520
Public Storage Series C 5.125%	3,500	89,985
Public Storage Series E 4.90%	8,000	199,840
Public Storage Series V 5.375%	1,650	41,712
Public Storage Series W 5.20%	700	17,710

		869,388

Total Preferred Stocks (cost $5,806,485)		5,894,542

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 1.7%
Argentina – 0.2%
Argentine Bonos del Tesoro 21.20%, 9/19/18	ARS	3,700	$206,245

Brazil – 0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	1,867	581,634

Dominican Republic – 0.6%
Dominican Republic International Bond 16.95%, 2/04/22(f)	DOP	19,700	537,237

South Africa – 0.1%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	1,656	116,081

Sri Lanka – 0.2%
Sri Lanka Government Bonds Series A 11.50%, 12/15/21	LKR	19,000	129,208

Total Emerging Markets – Treasuries (cost $1,590,889)			1,570,405

EMERGING MARKETS – SOVEREIGNS – 1.5%
Angola – 0.2%
Angolan Government International Bond 9.50%, 11/12/25(f)	U.S.$	200	225,250

Argentina – 0.2%
Argentine Republic Government International Bond 6.875%, 1/26/27(c)		137	149,604

Ecuador – 0.2%
Ecuador Government International Bond 9.65%, 12/13/26(f)		200	224,250

Egypt – 0.3%
Citigroup Global Markets Holdings, Inc./United States Series F Zero Coupon, 3/08/18(f)	EGP	5,000	269,948

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

El Salvador – 0.1%
El Salvador Government International Bond 8.625%, 2/28/29(f)	U.S.$	100	$114,481

Gabon – 0.2%
Gabon Government International Bond 6.375%, 12/12/24(f)		200	199,000

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 9/01/22(f)		200	212,700

Venezuela – 0.1%
Venezuela Government International Bond 9.00%, 5/07/23(f)		107	23,628
9.25%, 5/07/28(f)		67	14,319

			37,947

Total Emerging Markets – Sovereigns (cost $1,410,985)			1,433,180

GOVERNMENTS – TREASURIES – 0.4%
Indonesia – 0.2%
Indonesia Treasury Bond Series FR70 8.375%, 3/15/24	IDR	2,461,000	199,868

Mexico – 0.2%
Mexican Bonos Series M 20 10.00%, 12/05/24	MXN	3,049	189,112

Total Governments – Treasuries (cost $398,508)			388,980

EMERGING MARKETS – CORPORATE BONDS – 0.3%
Financial Institutions – 0.2%
Banking – 0.2%
Fidelity Bank PLC 10.50%, 10/16/22(f)	U.S.$	200	201,704

Industrial – 0.1%
Energy – 0.1%
Petrobras Global Finance BV 6.25%, 3/17/24		100	106,791

Total Emerging Markets – Corporate Bonds (cost $304,891)			308,495

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Venezuela – 0.3%
Petroleos de Venezuela SA 5.50%, 4/12/37(f) (cost $438,082)	U.S.$	1,150	$264,500

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(a)(b)(g) (cost $3,746,416)		3,746,416	3,746,416

		Shares
Total Investments Before Security Lending Collateral for Securities Loaned – 98.4% (cost $92,897,338)			93,765,599

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.9%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(a)(b)(g) (cost $3,743,143)		3,743,143	3,743,143

Total Investments – 102.3% (cost $96,640,481)			97,508,742
Other assets less liabilities – (2.3)%			(2,168,677)

Net Assets – 100.0%			$95,340,065

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at November 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	19	December 2017	AUD	1,900	$1,854,428	$1,877,562	$23,134
10 Yr Mini Japan Government Bond Futures	7	December 2017	JPY	70,000	938,060	938,371	311

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at November 30, 2017	Unrealized Appreciation/ (Depreciation)
Canadian 10 Yr Bond Futures	14	March 2018	CAD	1,400		$1,474,738	$1,483,393	$8,655
FTSE 100 Index Futures	6	December 2017	GBP	– 0	–**	603,848	594,705	(9,143)
Mini MSCI Emerging Markets Futures	9	December 2017	USD	– 0	–**	496,642	504,000	7,358
MSCI Singapore IX ETS Futures	11	December 2017	SGD	1		316,264	316,640	376
Omxs30 Index Futures	22	December 2017	SEK	2		427,203	423,130	(4,073)
TOPIX Index Futures	3	December 2017	JPY	30		452,860	479,008	26,148
U.S. T-Note 10 Yr (CBT) Futures	4	March 2018	USD	400		498,930	496,188	(2,742)

Sold Contracts
Euro STOXX 50 Index Futures	7	December 2017	EUR	– 0	–**	296,837	297,693	(856)
Hang Seng Index Futures	2	December 2017	HKD	– 0	–**	383,067	375,396	7,671
Mini S&P TSX 60 Futures	5	December 2017	CAD	– 0	–**	172,241	184,320	(12,079)
MSCI EAFE Futures	12	December 2017	USD	1		1,182,358	1,211,520	(29,162)
S&P 500 E-Mini Futures	50	December 2017	USD	3		6,257,467	6,619,750	(362,283)
S&P/TSX 60 Index Futures	8	December 2017	CAD	2		1,145,658	1,179,646	(33,988)
SPI 200 Futures	7	December 2017	AUD	– 0	–**	781,706	792,367	(10,661)

								$(391,334)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	PHP	24,469	USD	479	12/13/17	$(6,662)
Bank of America, NA	ZAR	8,737	USD	633	12/18/17	(2,419)
Bank of America, NA	BRL	1,107	USD	333	12/04/17	(5,115)
Bank of America, NA	NOK	975	USD	127	12/18/17	9,256
Bank of America, NA	CHF	665	USD	666	12/18/17	(11,177)
Bank of America, NA	GBP	538	USD	710	12/18/17	(18,246)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,223	GBP	918	12/18/17	$19,299
Bank of America, NA	USD	340	BRL	1,107	12/04/17	(1,229)
Bank of America, NA	USD	934	TRY	3,406	12/18/17	(68,652)
Bank of America, NA	USD	1,180	CNY	7,891	2/07/18	7,799
Bank of America, NA	USD	126	INR	8,113	12/18/17	(390)
Bank of America, NA	USD	753	MXN	13,496	12/18/17	(31,035)
Bank of America, NA	USD	1,017	JPY	114,081	12/18/17	(2,762)
Barclays Bank PLC	EUR	900	USD	1,058	12/18/17	(14,591)
Barclays Bank PLC	USD	501	NZD	703	12/18/17	(20,502)
BNP Paribas SA	AUD	898	USD	688	12/18/17	9,192
Citibank, NA	IDR	2,075,199	USD	152	1/29/18	(330)
Citibank, NA	USD	807	RUB	49,024	1/25/18	26,104
Credit Suisse International	COP	888,044	USD	289	12/07/17	(5,798)
Credit Suisse International	PEN	5,435	USD	1,670	12/07/17	(11,063)
Credit Suisse International	SEK	1,824	USD	218	12/18/17	(168)
Credit Suisse International	NZD	1,052	USD	725	12/18/17	5,470
Credit Suisse International	TRY	874	USD	226	12/18/17	3,745
Credit Suisse International	USD	479	ZAR	6,746	12/18/17	12,130
Credit Suisse International	USD	964	JPY	109,818	12/18/17	12,728
Deutsche Bank AG	COP	1,301,104	USD	441	12/07/17	9,369
Deutsche Bank AG	KRW	620,610	USD	557	1/18/18	(13,472)
Deutsche Bank AG	CLP	188,114	USD	302	12/07/17	11,840
Deutsche Bank AG	BRL	2,547	USD	789	1/03/18	13,247
Deutsche Bank AG	BRL	2,547	USD	781	12/04/17	2,827
Deutsche Bank AG	BRL	1,439	USD	435	12/04/17	(5,111)
Deutsche Bank AG	USD	780	CHF	760	12/18/17	(7,108)
Deutsche Bank AG	USD	573	PEN	1,862	12/07/17	2,381
Deutsche Bank AG	USD	1,233	BRL	3,986	12/04/17	(15,004)
Deutsche Bank AG	USD	188	INR	12,287	3/12/18	743
Goldman Sachs International	CAD	1,342	USD	1,076	12/18/17	35,397
Goldman Sachs International	NZD	1,030	USD	748	12/18/17	43,922
Goldman Sachs International	USD	1,108	CAD	1,342	12/18/17	(67,264)
Standard Chartered Bank	TWD	34,546	USD	1,155	3/08/18	(2,566)
Standard Chartered Bank	USD	254	PHP	13,130	12/13/17	6,546
State Street Bank & Trust Co.	HUF	170,774	USD	642	12/18/17	(7,343)
State Street Bank & Trust Co.	THB	20,887	USD	631	12/18/17	(8,469)
State Street Bank & Trust Co.	CZK	7,212	USD	328	12/18/17	(8,721)

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	SEK	6,757	USD	850	12/18/17	$41,491
State Street Bank & Trust Co.	JPY	2,462	USD	22	12/18/17	(45)
State Street Bank & Trust Co.	PLN	1,497	USD	407	12/18/17	(16,773)
State Street Bank & Trust Co.	CHF	1,067	USD	1,127	12/18/17	41,327
State Street Bank & Trust Co.	JPY	983	USD	9	12/18/17	72
State Street Bank & Trust Co.	AUD	980	USD	783	12/18/17	42,090
State Street Bank & Trust Co.	NOK	781	USD	96	12/18/17	2,177
State Street Bank & Trust Co.	ILS	368	USD	104	12/18/17	(1,258)
State Street Bank & Trust Co.	CAD	217	USD	172	12/18/17	3,085
State Street Bank & Trust Co.	GBP	260	USD	344	12/18/17	(8,317)
State Street Bank & Trust Co.	DKK	239	USD	38	12/18/17	(665)
State Street Bank & Trust Co.	HKD	171	USD	22	12/18/17	30
State Street Bank & Trust Co.	SGD	83	USD	61	12/18/17	(456)
State Street Bank & Trust Co.	EUR	117	USD	137	12/18/17	(2,013)
State Street Bank & Trust Co.	CHF	46	USD	45	12/18/17	(409)
State Street Bank & Trust Co.	USD	27	CHF	28	12/18/17	293
State Street Bank & Trust Co.	USD	61	EUR	52	12/18/17	692
State Street Bank & Trust Co.	USD	9	GBP	7	12/18/17	181
State Street Bank & Trust Co.	USD	388	AUD	498	12/18/17	(11,393)
State Street Bank & Trust Co.	USD	18	ILS	62	12/18/17	183
State Street Bank & Trust Co.	USD	128	SEK	1,042	12/18/17	(3,635)
State Street Bank & Trust Co.	USD	113	PLN	410	12/18/17	3,404
State Street Bank & Trust Co.	USD	475	CAD	613	12/18/17	(144)
State Street Bank & Trust Co.	USD	122	NOK	975	12/18/17	(4,769)
State Street Bank & Trust Co.	USD	263	TRY	1,028	12/14/17	(2,090)
State Street Bank & Trust Co.	USD	1,729	EUR	1,435	12/18/17	(19,034)
State Street Bank & Trust Co.	USD	59	JPY	6,693	12/18/17	501
State Street Bank & Trust Co.	USD	219	CZK	4,778	12/18/17	4,509
State Street Bank & Trust Co.	USD	356	MXN	6,568	12/18/17	(4,109)
State Street Bank & Trust Co.	USD	919	THB	30,590	12/18/17	18,341
State Street Bank & Trust Co.	USD	620	KRW	702,560	1/18/18	25,535
UBS AG	USD	1,269	PHP	65,513	12/13/17	30,744

						$36,343

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index	Citibank, NA	450	EUR	3,550.00	December 2017	EUR	– 0	–**	$31,310	$(24,137)
FTSE 100 Index	Deutsche Bank AG	90	GBP	7,400.00	December 2017	GBP	– 0	–**	9,358	(2,971)
Nikkei 225 Index	Deutsche Bank AG	5,000	JPY	22,500.00	January 2018	JPY	5		23,104	(26,648)
S&P 500 Index	Goldman Sachs International	2,300	USD	2,635.00	January 2018	USD	2		70,213	(102,168)

									$133,985	$(155,924)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index	Citibank, NA	450	EUR	3,550.00	December 2017	EUR	– 0	–**	$28,126	$(14,387)
FTSE 100 Index	Deutsche Bank AG	90	GBP	7,400.00	December 2017	GBP	– 0	–**	9,477	(11,724)
Nikkei 225 Index	Deutsche Bank AG	5,000	JPY	22,500.00	January 2018	JPY	5		21,982	(17,493)
S&P 500 Index	Goldman Sachs International	2,300	USD	2,635.00	January 2018	USD	2		81,190	(68,445)

									$140,775	$(112,049)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	310	8/21/20	3 Month LIBOR	1.620%	Quarterly/Semi-Annual	$(2,271)
EUR	990	1/10/22	0.107%	6 Month EURIBOR	Annual/Semi-Annual	(2,085)
USD	1,050	1/10/22	3 Month LIBOR	1.941%	Quarterly/Semi-Annual	(3,237)
USD	20	9/26/26	3 Month LIBOR	1.489%	Quarterly/Semi-Annual	(1,455)
USD	160	10/13/26	3 Month LIBOR	1.633%	Quarterly/Semi-Annual	(9,820)
JPY	7,270	12/29/26	0.255%	6 Month LIBOR	Semi-Annual/Semi-Annual	(195)
USD	310	2/06/27	3 Month LIBOR	2.420%	Quarterly/ Semi-Annual	2,408
USD	640	2/16/27	3 Month LIBOR	2.434%	Quarterly/ Semi-Annual	5,517
USD	420	2/27/27	3 Month LIBOR	2.380%	Quarterly/ Semi-Annual	1,417
JPY	35,680	3/02/27	0.248%	6 Month LIBOR	Semi-Annual/ Semi- Annual	(490)
USD	420	3/07/27	3 Month LIBOR	2.490%	Quarterly/ Semi-Annual	3,940
USD	140	3/13/27	3 Month LIBOR	2.580%	Quarterly/ Semi-Annual	2,369
USD	160	3/16/27	3 Month LIBOR	2.590%	Quarterly/ Semi-Annual	2,813
USD	180	3/22/27	3 Month LIBOR	2.488%	Quarterly/ Semi-Annual	1,548
EUR	150	3/24/27	6 Month EURIBOR	0.829%	Semi-Annual/ Annual	2,113
USD	200	3/29/27	3 Month LIBOR	2.365%	Quarterly/ Semi-Annual	(466)
JPY	19,640	4/03/27	0.264%	6 Month LIBOR	Semi-Annual/ Semi- Annual	(455)
USD	260	4/04/27	3 Month LIBOR	2.421%	Quarterly/ Semi-Annual	605
USD	150	4/07/27	3 Month LIBOR	2.374%	Quarterly/ Semi-Annual	(308)
USD	280	4/21/27	3 Month LIBOR	2.197%	Quarterly/ Semi-Annual	(4,959)
USD	190	4/27/27	3 Month LIBOR	2.326%	Quarterly/ Semi-Annual	(1,281)
NOK	490	4/27/27	6 Month NIBOR	1.935%	Semi-Annual/ Annual	1,208
JPY	17,650	4/27/27	0.238%	6 Month LIBOR	Semi-Annual/ Semi- Annual	32
USD	150	4/28/27	3 Month LIBOR	2.330%	Quarterly/ Semi-Annual	(973)
EUR	230	5/05/27	6 Month EURIBOR	0.790%	Semi-Annual/ Annual	1,565
USD	290	5/16/27	3 Month LIBOR	2.278%	Quarterly/ Semi-Annual	(3,361)
USD	470	5/31/27	3 Month LIBOR	2.225%	Quarterly/ Semi-Annual	(7,817)

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
EUR	210	6/02/27	6 Month EURIBOR	0.762%	Semi-Annual/Annual	$380
USD	360	6/07/27	3 Month LIBOR	2.148%	Quarterly/Semi-Annual	(5,838)
USD	450	6/20/27	3 Month LIBOR	2.144%	Quarterly/Semi-Annual	(7,726)
USD	290	6/30/27	3 Month LIBOR	2.219%	Quarterly/Semi-Annual	(3,097)
USD	170	7/03/27	3 Month LIBOR	2.271%	Quarterly/Semi-Annual	(1,033)
USD	240	7/11/27	3 Month LIBOR	2.379%	Quarterly/Semi-Annual	826
CAD	810	7/27/27	3 Month CDOR	2.273%	Semi-Annual/ Semi- Annual	5,064
JPY	67,730	7/31/27	0.271%	6 Month LIBOR	Semi-Annual/ Semi- Annual	(1,561)
USD	620	8/08/27	3 Month LIBOR	2.280%	Quarterly/Semi-Annual	(4,061)
CAD	660	9/08/27	3 Month CDOR	2.255%	Semi-Annual/ Semi- Annual	2,285
USD	470	9/11/27	3 Month LIBOR	2.043%	Quarterly/ Semi-Annual	(15,378)
USD	210	9/12/27	3 Month LIBOR	2.033%	Quarterly/Semi-Annual	(7,065)
CHF	300	9/12/27	0.185%	6 Month LIBOR	Annual/ Semi-Annual	1,499
EUR	500	9/12/27	0.774%	6 Month EURIBOR	Annual/Semi-Annual	1,060
NOK	5,670	9/12/27	6 Month NIBOR	1.793%	Semi-Annual/ Annual	10
JPY	38,140	9/12/27	0.211%	6 Month LIBOR	Semi-Annual/Semi-Annual	1,357
USD	300	9/29/27	3 Month LIBOR	2.290%	Quarterly/Semi-Annual	(3,323)
NZD	1,450	10/09/27	3 Month BKBM	3.245%	Quarterly/ Semi-Annual	16,572
USD	520	10/10/27	3 Month LIBOR	2.354%	Quarterly/ Semi-Annual	(2,985)
GBP	1,000	11/01/27	1.400%	6 Month LIBOR	Semi-Annual/ Semi- Annual	(1,927)
AUD	1,080	11/02/27	6 Month BBSW	2.848%	Semi-Annual/ Semi- Annual	9,938
SEK	1,300	11/03/27	1.178%	3 Month STIBOR	Annual/Quarterly	(1,297)
CHF	1,710	11/03/27	0.263%	6 Month LIBOR	Annual/Semi-Annual	(978)
NOK	11,690	11/03/27	6 Month NIBOR	1.910%	Semi-Annual/ Annual	12,031
USD	300	11/03/27	3 Month LIBOR	2.369%	Quarterly/ Semi-Annual	(1,554)
NZD	1,250	11/03/27	3 Month BKBM	3.160%	Quarterly/ Semi-Annual	6,916
JPY	32,850	11/06/27	0.293%	6 Month LIBOR	Semi-Annual/ Semi- Annual	(936)
USD	280	11/08/27	3 Month LIBOR	2.326%	Quarterly/ Semi-Annual	(2,601)
USD	220	8/21/45	3 Month LIBOR	2.630%	Quarterly/ Semi-Annual	893
USD	70	9/04/45	3 Month LIBOR	2.708%	Quarterly/ Semi-Annual	1,151

						$(15,016)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	1,920	10/01/20	1.273%	CPI	#	Annual/ Annual	$50,687

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	400	11/10/21	1.896%	CPI	#	Annual/ Annual	$3,232

								$53,919

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	2,900,000	LIBOR	Quarterly	USD	2,900	3/20/18	$(40,349)
iBoxx $ Liquid High Yield Index	5,760,000	LIBOR	Quarterly	USD	5,760	3/20/18	(116,288)
Citibank, NA
iBoxx $ Liquid High Yield Index	520,000	LIBOR	Quarterly	USD	520	3/20/18	(3,243)
iBoxx $ Liquid High Yield Index	1,510,000	LIBOR	Quarterly	USD	1,510	3/20/18	(26,097)
iBoxx $ Liquid High Yield Index	2,830,000	LIBOR	Quarterly	USD	2,830	3/20/18	(42,093)
VanEck Vectors JP Morgan EM Local Currency Bond ETF	21,103	LIBOR Minus 0.15%	Maturity	USD	400	6/15/18	5,094
VanEck Vectors JP Morgan EM Local Currency Bond ETF	18,096	LIBOR Minus 0.15%	Maturity	USD	340	6/15/18	1,288
VanEck Vectors JP Morgan EM Local Currency Bond ETF	7,560	LIBOR Minus 0.15%	Maturity	USD	142	6/15/18	515
VanEck Vectors JP Morgan EM Local Currency Bond ETF	62,782	LIBOR Minus 0.40%	Maturity	USD	1,198	8/15/18	22,215
VanEck Vectors JP Morgan EM Local Currency Bond ETF	134,078	LIBOR Minus 0.40%	Quarterly	USD	2,538	8/15/18	20,992
VanEck Vectors JP Morgan EM Local Currency Bond ETF	69,610	LIBOR Minus 0.40%	Maturity	USD	1,348	9/17/18	44,305
VanEck Vectors JP Morgan EM Local Currency Bond ETF	12,500	LIBOR Minus 0.40%	Maturity	USD	239	10/15/18	4,574

38 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
VanEck Vectors JP Morgan EM Local Currency Bond ETF	11,600	LIBOR Minus 0.40%	Maturity	USD	214	11/15/18	$(3,570)
VanEck Vectors JP Morgan EM Local Currency Bond ETF	26,500	LIBOR Minus 0.40%	Maturity	USD	491	11/15/18	(6,503)
Goldman Sachs International
iBoxx $ Liquid High Yield Index	350,000	LIBOR	Quarterly	USD	350	3/20/18	1,398
iBoxx $ Liquid High Yield Index	660,000	LIBOR	Quarterly	USD	660	3/20/18	(2,134)
iBoxx $ Liquid High Yield Index	650,000	LIBOR	Quarterly	USD	650	3/20/18	(5,631)
iBoxx $ Liquid High Yield Index	1,370,000	LIBOR	Quarterly	USD	1,370	3/20/18	(24,339)
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	300,000	LIBOR	Quarterly	USD	300	3/20/18	(1,676)
iBoxx $ Liquid High Yield Index	640,000	LIBOR	Quarterly	USD	640	3/20/18	(10,752)
iBoxx $ Liquid High Yield Index	540,000	LIBOR	Quarterly	USD	540	3/20/18	(12,217)
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	500,000	LIBOR	Quarterly	USD	500	3/20/18	3,290
iBoxx $ Liquid High Yield Index	1,170,000	LIBOR	Quarterly	USD	1,170	3/20/18	(25,100)
Receive Total Return on Reference Obligation
MS Global Equity Long Index	181,380	FedFundEffective Plus 0.55%	Maturity	USD	19,529	12/28/17	0

							$(216,321)

**	Notional amount less than 500.

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Non-income producing security.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, the aggregate market value of these securities amounted to $2,487,959 or 2.6% of net assets.

(g)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CME – Chicago Mercantile Exchange

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

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PORTFOLIO OF INVESTMENTS (continued)

The following table represents the 50 largest equity basket holdings underlying the total return swap with MS (Morgan Stanley) Global Equity Long Index as of November 30, 2017.

Security Description	Shares	Market Value as of 11/30/17	Percent of Basket’s Net Assets
MS Global Equity Long Index
Royal Dutch Shell PLC	13,109	$42,345,238	15.8%
British American Tobacco PLC	5,074	32,176,456	12.0%
Nice Ltd.	2,900	25,090,728	9.4%
Moneysupermarket.com Group PLC	53,013	24,018,651	9.0%
Croda International PLC	3,952	22,836,672	8.5%
Intertek Group PLC	2,925	20,692,629	7.7%
Reckitt Benckiser Group PLC	1,886	16,544,421	6.2%
Unilever PLC	2,485	13,995,075	5.2%
Direct Line Insurance Group PLC	26,681	13,199,940	4.9%
G4S PLC	32,763	11,369,997	4.2%
Diageo PLC	3,018	10,483,842	3.9%
Persimmon PLC	2,721	9,347,418	3.5%
IG Group Holdings PLC	9,868	8,634,626	3.2%
UnitedHealth Group, Inc.	2,039	465,142	0.2%
Philip Morris International, Inc.	4,520	464,400	0.2%
Apple, Inc.	2,532	435,134	0.2%
Oracle Corp.	8,831	433,271	0.2%
Microsoft Corp.	4,905	412,850	0.2%
Marsh & McLennan Cos., Inc.	4,642	389,605	0.1%
Total System Services, Inc.	5,193	386,135	0.1%
RELX NV	16,298	373,151	0.1%
Raytheon Co.	1,894	362,130	0.1%
Anthem, Inc.	1,539	361,633	0.1%
FNF Group	8,379	339,021	0.1%
Amadeus IT Group SA	4,473	322,463	0.1%
Toronto-Dominion Bank (The)	5,679	322,346	0.1%
HKT Trust & HKT Ltd.	253,094	317,900	0.1%
Oracle Corp. Japan	3,534	313,361	0.1%
Nippon Telegraph & Telephone Corp.	5,828	304,414	0.1%
Mitsubishi UFJ Financial Group, Inc.	41,301	290,681	0.1%
Royal Bank of Canada	3,655	285,662	0.1%
Comcast Corp.	7,571	284,223	0.1%
Tyson Foods, Inc.	3,366	276,873	0.1%
Aetna, Inc.	1,527	275,056	0.1%
Boeing Co. (The)	983	272,015	0.1%
Aristocrat Leisure, Ltd.	16,116	268,064	0.1%
Merck & Co., Inc.	4,846	267,827	0.1%
Salmar ASA	8,888	260,381	0.1%
Check Point Software Technologies Ltd.	2,451	255,631	0.1%
Altria Group, Inc.	3,757	254,822	0.1%
Home Depot Inc. (The)	1,408	253,109	0.1%
Fidelity National Information Services, Inc.	2,676	252,424	0.1%
Pfizer, Inc.	6,864	248,884	0.1%
Aena SME SA	1,204	239,631	0.1%
Capgemini SE	2,051	236,484	0.1%

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Market Value as of 11/30/17	Percent of Basket’s Net Assets
Texas Instruments, Inc.	2,421	$235,573	0.1%
Booz Allen Hamilton Holding Corp.	5,969	230,957	0.1%
Amcor Ltd./Australia	19,763	230,515	0.1%
Partners Group Holding AG	322	221,483	0.1%
Thomson Reuters Corp.	4,952	218,084	0.1%
Other	189,984	6,060,695	2.3%

Total		$268,157,723	100.0%

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

November 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $42,733,243)	$43,696,419	(a)
Affiliated issuers (cost $53,907,238—including investment of cash collateral for securities loaned of $3,743,143)	53,812,323
Cash	3,172
Cash collateral due from broker	1,138,280
Foreign currencies, at value (cost $161,542)	157,795
Receivable for investment securities sold and foreign currency transactions	711,033
Unrealized appreciation on forward currency exchange contracts	446,650
Receivable for terminated total return swaps	413,731
Unaffiliated dividends and interest receivable	266,019
Affiliated dividends receivable	242,344
Receivable for capital stock sold	180,059
Unrealized appreciation on total return swaps	103,671
Unrealized appreciation on inflation swaps	53,919
Receivable due from Adviser	29,791

Total assets	101,255,206

Liabilities
Options written, at value (premiums received $274,760)	267,973
Payable for collateral received on securities loaned	3,743,143
Payable for investment securities purchased and foreign currency transactions	418,362
Unrealized depreciation on forward currency exchange contracts	410,307
Cash collateral due to broker	330,000
Unrealized depreciation on total return swaps	319,992
Payable for capital stock redeemed	92,613
Payable for variation margin on futures	69,618
Payable for variation margin on exchange traded swaps	37,672
Transfer Agent fee payable	2,904
Distribution fee payable	1,398
Directors’ fees payable	75
Accrued expenses	221,084

Total liabilities	5,915,141

Net Assets	$95,340,065

Capital stock, at par	$912
Additional paid-in capital	92,807,831
Undistributed net investment income	139,366
Accumulated net realized gain on investment and foreign currency transactions	2,048,535
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	343,421

	$95,340,065

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 43

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,247,470	502,893	$10.43	*

C	$425,163	40,730	$10.44

Advisor	$89,667,432	8,580,852	$10.45

(a)	Includes securities on loan with a value of $3,790,883 (see Note E).

*	The maximum offering price per share for Class A shares was $10.89 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $34,263)	$1,173,111
Affiliated issuers	1,582,733
Interest	312,966
Securities lending income	3,688
Other income	162	$3,072,660

Expenses
Advisory fee (see Note B)	382,218
Distribution fee—Class A	7,915
Distribution fee—Class C	2,710
Transfer agency—Class A	1,161
Transfer agency—Class C	142
Transfer agency—Advisor Class	22,119
Audit and tax	134,444
Custodian	119,679
Legal	90,478
Administrative	64,442
Registration fees	62,440
Directors’ fees	28,624
Printing	20,963
Miscellaneous	33,576

Total expenses	970,911
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(652,941)

Net expenses		317,970

Net investment income		2,754,690

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(12,774)
Investment transactions		1,828,798
Forward currency exchange contracts		(66,791)
Futures		(695,442)
Options written		(27,298)
Swaps		2,079,573
Foreign currency transactions		(28,904)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(15,189)
Investments		642,008
Forward currency exchange contracts		32,979
Futures		(429,611)
Options written		11,490
Swaps		(207,875)
Foreign currency denominated assets and liabilities		3,676

Net gain on investment and foreign currency transactions		3,114,640

Net Increase in Net Assets from Operations		$5,869,330

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 45

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2017		Year Ended November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,754,690		$946,602
Net realized gain (loss) on investment and foreign currency transactions	3,077,162		(440,811)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	37,478		984,984

Net increase in net assets from operations	5,869,330		1,490,775
Dividends and Distributions to Shareholders from
Net investment income
Class A	(156,684)		(4,571)
Class C	(12,200)		(1,299)
Advisor Class	(3,023,478)		(1,032,077)
Net realized gain on investment transactions
Class A	– 0	–	(158)
Class C	– 0	–	(87)
Advisor Class	– 0	–	(159,892)
Capital Stock Transactions
Net increase	72,236,442		2,186,940

Total increase	74,913,410		2,479,631
Net Assets
Beginning of period	20,426,655		17,947,024

End of period (including undistributed net investment income of $139,366 and $315,864, respectively)	$95,340,065		$20,426,655

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. As of November 30, 2017, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2017:

Investments in Securities:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$53,612,546	$	– 0	–	$	– 0	–	$53,612,546
Common Stocks:
Financials	2,248,966		2,388,645			– 0	–	4,637,611
Information Technology	3,682,384		635,041			– 0	–	4,317,425

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Consumer Discretionary	$1,620,565		$2,026,861		$	– 0	–	$3,647,426
Health Care	2,103,815		592,402			– 0	–	2,696,217
Industrials	1,275,492		1,148,209			– 0	–	2,423,701
Consumer Staples	1,443,848		735,305			– 0	–	2,179,153
Energy	1,126,406		793,587			– 0	–	1,919,993
Utilities	541,560		752,749			– 0	–	1,294,309
Materials	687,239		519,921			– 0	–	1,207,160
Real Estate	833,143		294,172			– 0	–	1,127,315
Telecommunication Services	660,311		435,914			– 0	–	1,096,225
Preferred Stocks	5,894,542		– 0	–		– 0	–	5,894,542
Emerging Markets – Treasuries	– 0	–	1,570,405			– 0	–	1,570,405
Emerging Markets – Sovereigns	– 0	–	1,433,180			– 0	–	1,433,180
Governments – Treasuries	– 0	–	388,980			– 0	–	388,980
Emerging Markets – Corporate Bonds	– 0	–	308,495			– 0	–	308,495
Quasi-Sovereigns	– 0	–	264,500			– 0	–	264,500
Short-Term Investments	3,746,416		– 0	–		– 0	–	3,746,416
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,743,143		– 0	–		– 0	–	3,743,143

Total Investments in Securities	83,220,376		14,288,366			– 0	–	97,508,742
Other Financial Instruments(a):
Assets:
Futures	39,458		34,195			– 0	–	73,653	(b)
Forward Currency Exchange Contracts	– 0	–	446,650			– 0	–	446,650
Centrally Cleared Interest Rate Swaps	– 0	–	85,517			– 0	–	85,517	(b)
Inflation (CPI) Swaps	– 0	–	53,919			– 0	–	53,919
Total Return Swaps	– 0	–	103,671			– 0	–	103,671
Liabilities:
Futures	(440,254)		(24,733)			– 0	–	(464,987	)(b)
Forward Currency Exchange Contracts	– 0	–	(410,307)			– 0	–	(410,307)
Call Options Written	– 0	–	(155,924)			– 0	–	(155,924)
Put Options Written	– 0	–	(112,049)			– 0	–	(112,049)
Centrally Cleared Interest Rate Swaps	– 0	–	(100,533)			– 0	–	(100,533	)(b)
Total Return Swaps	– 0	–	(319,992)			– 0	–	(319,992)

Total(c)	$82,819,580		$13,888,780		$	– 0	–	$96,708,360

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% for the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. Effective August 28, 2017, the advisory fee was reduced from .70% to .55% of the first $2.5 billion, .70 to .45% of the next $2.5 billion and .70 to .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding, among other items, the Portfolio’s proportionate share of the advisory fees and other expenses of AB High Income Fund, Inc. (“ABHI”) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended November 30, 2017, the reimbursements/waivers amounted to $454,562. The Expense Caps may not be terminated by the Adviser before March 1, 2018. Any fees waived and expenses borne by the Adviser through November 30, 2015 are subject to repayment by the Fund until November 30, 2018. Any fees waived and expenses borne by the Adviser from December 1, 2015 through May 10, 2016 are subject to repayment by the Fund until November 30, 2019. Such waivers that are subject to repayment amounted to $417,022 and $192,023, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentages set forth above.

The Fund currently invests in ABHI, an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through March 1, 2018 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Fund. For the year ended November 30, 2017, such waiver amounted to $127,266.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’ pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $4,956.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2017 is as follows:

												Distributions
Fund	Market Value 11/30/16 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 11/30/17 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$1,099		$46,887	$44,240	$	– 0	–	$	– 0	–	$3,746	$18	$	– 0	–
AB High Income Fund, Inc.	7,705		40,027	1,381		(13)			(15)		46,323	1,555		– 0	–
Government Money Market Portfolio*	– 0	–	28,474	24,731		– 0	–		– 0	–	3,743	10		– 0	–

Total						$(13)			$(15)		$53,812	$1,583	$

*	Investments of cash collateral for securities lending transactions (see Note E).

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $64,442.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,996 for the year ended November 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales

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charges of $878 from the sale of Class A shares and received $-0- and $-0- in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2017.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended November 30, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $0 and $104,356, respectively, with a realized gain of $99.

Brokerage commissions paid on investment transactions for the year ended November 30, 2017 amounted to $31,100, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $-0- for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$107,069,881		$38,529,888
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$96,820,088

Gross unrealized appreciation	$3,404,724
Gross unrealized depreciation	(2,901,026)

Net unrealized appreciation	$503,698

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended November 30, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At November 30, 2017, the maximum payments for written put options amounted to $9,862,222. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended November 30, 2017, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described

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below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the

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Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value (“NAV”) of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2017, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of November 30, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the

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periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2017, the Fund held credit default swaps for hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2017, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended November 30, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$32,100	*	Receivable/Payable for variation margin on futures	$2,742	*

Equity contracts	Receivable/Payable for variation margin on futures	41,553	*	Receivable/Payable for variation margin on futures	462,245	*

Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	85,517	*	Receivable/Payable for variation margin on exchange traded swaps	100,533	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	446,650		Unrealized depreciation on forward currency exchange contracts	410,307

Equity contracts				Options written, at value	267,973

Interest rate contracts	Unrealized appreciation on inflation swaps	53,919

Equity contracts	Unrealized appreciation on total return swaps	103,671		Unrealized depreciation on total return swaps	319,992

Total		$763,410			$1,563,792

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$631	$45,216

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(696,073)	(474,827)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(66,791)	32,979

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(27,298)	11,490

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	99,101	36,532

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	45,911	(28,086)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,934,561	(216,321)

Total		$1,290,042	$(593,017)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2017:

Futures:
Average original value of buy contracts	$4,899,648
Average original value of sale contracts	$9,601,901
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$10,294,846
Average principal amount of sale contracts	$11,836,531
Options Written:
Average notional amount	$2,879
Inflation Swaps:
Average notional amount	$2,320,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$17,497,019
Credit Default Swaps:
Average notional amount of sale contracts	$190,773	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$1,498,980	(b)
Total Return Swaps:
Average notional amount	$20,870,601

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for four months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of November 30, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$36,354	$(36,354)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	9,192	– 0	–		– 0	–		– 0	–		9,192
Citibank, NA	125,087	(120,360)			– 0	–		– 0	–		4,727
Credit Suisse International	34,073	(17,029)			– 0	–		– 0	–		17,044
Deutsche Bank AG	91,094	(91,094)			– 0	–		– 0	–		– 0	–
Goldman Sachs International	80,717	(80,717)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	3,232	(3,232)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	3,290	(3,290)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	6,546	(2,566)			– 0	–		– 0	–		3,980
State Street Bank & Trust Co.	183,911	(99,643)			– 0	–		– 0	–		84,268
UBS AG	30,744	– 0	–		– 0	–		– 0	–		30,744

Total	$604,240	$(454,285)		$	– 0	–	$	– 0	–		$149,955	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$304,324	$(36,354)	$	– 0	–	$	– 0	–	$267,970
Barclays Bank PLC	35,093	– 0	–	– 0	–	– 0	–	35,093
Citibank, NA	120,360	(120,360)	– 0	–	– 0	–	– 0	–
Credit Suisse International	17,029	(17,029)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	99,531	(91,094)	– 0	–	– 0	–	8,437
Goldman Sachs International	269,981	(80,717)	– 0	–	– 0	–	189,264
JPMorgan Chase Bank, NA	24,645	(3,232)	– 0	–	– 0	–	21,413
Morgan Stanley Capital Services LLC	25,100	(3,290)	(21,810)	– 0	–	– 0	–
Standard Chartered Bank	2,566	(2,566)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	99,643	(99,643)	– 0	–	– 0	–	– 0	–

Total	$998,272	$(454,285)	$(21,810)	$	– 0	–	$522,177	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the

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NOTES TO FINANCIAL STATEMENTS (continued)

loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2017, the Fund had securities on loan with a value of $3,790,883 and had received cash collateral which has been invested into Government Money Market Portfolio of $3,743,143. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $3,688 and $9,663 from the borrowers and Government Money Market Portfolio, respectively, for the year ended November 30, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $1,715. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2017	Year Ended November 30, 2016

Class A
Shares sold	465,291	39,129		$4,749,669	$388,454

Shares issued in reinvestment of dividends and distributions	13,397	271		137,468	2,687

Shares redeemed	(16,111)	(904)		(163,768)	(8,893)

Net increase	462,577	38,496		$4,723,369	$382,248

Class C
Shares sold	35,540	9,225		$363,259	$93,415

Shares issued in reinvestment of dividends and distributions	1,113	84		11,335	842

Shares redeemed	(6,233)	– 0	–	(63,872)	– 0	–

Net increase	30,420	9,309		$310,722	$94,257

Advisor Class
Shares sold	7,339,414	231,019		$75,068,193	$2,294,022

Shares issued in reinvestment of dividends and distributions	144,830	5,321		1,488,409	52,028

Shares redeemed	(913,849)	(63,366)		(9,354,251)	(635,615)

Net increase	6,570,395	172,974		$67,202,351	$1,710,435

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Short Sale Risk— Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment

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NOTES TO FINANCIAL STATEMENTS (continued)

fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017		2016
Distributions paid from:
Ordinary income	$3,192,362		$1,046,479
Long-term capital gains	– 0	–	151,605

Total taxable distributions paid	$3,192,362		$1,198,084

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,026,841	(a)
Unrealized appreciation/(depreciation)	504,480	(b)

Total accumulated earnings/(deficit)	$2,531,321

(a)	During the fiscal year, the Fund utilized $596,728 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and foreign currency reclassifications resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends

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NOTES TO FINANCIAL STATEMENTS (continued)

the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 9.90	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.45	.39	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.72	.37	(.24)

Net increase in net asset value from operations	1.17	.76	.11

Less: Dividends and Distributions
Dividends from net investment income	(.64)	(.52)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.64)	(.61)	(.36)

Net asset value, end of period	$ 10.43	$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(d)	12.30%	8.20%	1.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,247	$399	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.76%	.78%	.77	%^
Expenses, before waivers/reimbursements(e)	1.80%	3.91%	3.92	%^
Net investment income(c)	4.39%	4.04%	3.67	%^
Portfolio turnover rate	69%	94%	88%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 9.90	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.37	.33	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	.36	(.24)

Net increase in net asset value from operations	1.10	.69	.04

Less: Dividends and Distributions
Dividends from net investment income	(.56)	(.45)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.56)	(.54)	(.29)

Net asset value, end of period	$ 10.44	$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(d)	11.42%	7.42%	.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$426	$102	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.52%	1.54%	1.52	%^
Expenses, before waivers/reimbursements(e)	2.65%	4.70%	4.57	%^
Net investment income(c)	3.63%	3.35%	2.89	%^
Portfolio turnover rate	69%	94%	88%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 9.91	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.47	.50	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	.29	(.24)

Net increase in net asset value from operations	1.20	.79	.13

Less: Dividends and Distributions
Dividends from net investment income	(.66)	(.54)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.66)	(.63)	(.38)

Net asset value, end of period	$ 10.45	$ 9.91	$ 9.75

Total Return
Total investment return based on net asset value(d)	12.53%	8.51%	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,667	$19,926	$17,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.52%	.53%	.53	%^
Expenses, before waivers/reimbursements(e)	1.61%	3.40%	3.52	%^
Net investment income(c)	4.64%	5.08%	3.88	%^
Portfolio turnover rate	69%	94%	88%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Year Ended November 30, 2017	Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015
Class A	.22%	.21%	.22	%^
Class C	.22%	.20%	.22	%^
Advisor Class	.22%	.21%	.21	%^

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB All Market Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB All Market Income Portfolio (the “Fund”), one of the series constituting AB Cap Fund, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB All Market Income Portfolio, one of the series constituting the AB Cap Fund, Inc., at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2018

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2017. For individual shareholders, the Fund designates 17.24% of dividends paid as qualified dividend income. For corporate shareholders, 6.01% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2) , Vice President Daniel J. Loewy(2) , Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by its Investment Policy Team. Messrs. Harting, and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE(5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas, New York, NY 10105 57 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE(5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 76 (2014)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as a general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey, # 74 (2014)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE(5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr., # 85 (2014)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE(5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin, # 69 (2014)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE(5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen, # 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE(5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody, # 65 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner, # 78 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 85

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Morgan C. Harting 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Daniel J. Loewy 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 87

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that the proposed lowering of

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the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing fees for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. To date, the Adviser has not requested any reimbursements from the Fund. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 89

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended May 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate to take effect August 2017) with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment

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Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 91

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

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Minnesota Portfolio

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TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

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Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund.

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AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0151-1117

NOV    11.30.17

ANNUAL REPORT

AB ASIA EX-JAPAN EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Asia ex-Japan Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 1

ANNUAL REPORT

January 10, 2018

This report provides management’s discussion of fund performance for AB Asia ex-Japan Equity Portfolio for the annual reporting period ended November 30, 2017.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB ASIA EX-JAPAN EQUITY PORTFOLIO
Class A Shares	13.68%	33.69%
Class C Shares	13.28%	32.65%
Advisor Class Shares[1]	13.82%	33.86%
MSCI AC Asia ex-Japan Index (net)	14.15%	35.17%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) Asia ex-Japan Index (net), for the six- and 12-month periods ended November 30, 2017.

All share classes of the Fund underperformed the benchmark during both periods, before sales charges. Although the Fund outperformed major value stock indices and generated solid returns on an absolute basis, it lagged the market’s steep rally that was driven by expensive growth stocks, most notably China’s high-flying e-commerce companies. In addition, concerns about the potential fallout of US interest rate increases, US President Donald Trump’s economic policies and geopolitical tensions in the Korean peninsula kept the value style under pressure.

During the 12-month period, security selection in the consumer discretionary and energy sectors detracted relative to the benchmark, while stock selection in information technology and an underweight position in industrials contributed. During the six-month period, security selection in the health care and consumer discretionary sectors detracted, and this was partially

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offset by security selection in industrials and information technology. During both periods, the Fund’s overweight exposure to South Korea and underweights in many Southeast Asian countries, contributed to returns.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Asia ex-Japan equities rose sharply in both periods, as a global economic pick-up fueled a rebound in the region’s exports. Benign market reactions to the well-telegraphed US interest rate hikes confounded worries that higher US rates could cause a mass capital flight from emerging markets. Nonetheless, political uncertainties in the US and Europe, geopolitical risks in the Korean peninsula and concerns about a slowdown in China’s economic growth continued to keep investors cautious.

The Fund continues to focus on identifying fresh, company-specific opportunities through its research-driven, bottom-up approach as well as maintaining disciplined risk management. After several years of elevated investor anxiety, the value opportunity—as measured by the valuation gap between the cheapest and the most expensive companies in the market—remained at high levels across the region, particularly in North Asian countries.

Although the Fund trimmed some positions in its South Korean holdings that had outperformed, it remained overweight to that country. The Fund also slightly increased exposure to China, reflecting the steady progress in Beijing’s supply-side reform initiatives. On the other hand, the Fund maintained underweight allocations to Southeast Asia.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the Asia region, excluding companies in Japan (“Asia ex-Japan companies”), and derivatives related thereto. Asia ex-Japan companies include any company that (i) is domiciled or organized in an Asia ex-Japan country; (ii) has an established presence and conducts business in the Asia ex-Japan region; or (iii) conducts a significant part of its economic activities in the Asia ex-Japan region. Many countries in the Asia ex-Japan region are considered emerging-market or frontier-market countries. Emerging markets have less developed and smaller economies and capital markets than developed countries and frontier-market countries have less developed and smaller economies and capital markets than emerging-market countries. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, global depositary receipts and derivative instruments related to equity securities.

(continued on next page)

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 3

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high returns. The Adviser will utilize fundamental analysis and its quantitative models to attempt to identify these securities, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Fund expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Fund may invest in futures contracts to gain exposure to foreign markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC Asia ex-Japan Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC Asia ex-Japan Index (net, free float-adjusted, market capitalization weighted) is designed to measure the equity market performance of Asia, excluding Japan. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market and frontier-market countries may involve more risk than investments in other foreign countries because the markets in such countries are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support. Investments in frontier-market countries may have more risks because those countries have less developed economies and less liquid capital markets.

Geographic Focus Risk: Because the Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as social, financial, economic and political conditions within that region. Specifically, the Fund’s investments in Asian issuers increases the Fund’s exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political and regulatory developments and economic environmental events (such as natural disasters) that may be particular to Asian countries.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Events that negatively affect the fiscal stability of Asian countries may cause the value of the Fund’s shares to decrease, in some cases significantly. As a result, the Fund is likely to be more volatile than more geographically diverse funds. Many Asian economies have experienced rapid growth and industrialization and there is no assurance that this growth rate will continue.

A substantial portion of the market for Asia ex-Japan securities consists of securities of Chinese companies. Investments in China and related countries may have more risk because, after years of robust growth, China’s economy is slowing sharply and manufacturing activity has declined.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this

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DISCLOSURES AND RISKS (continued)

report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/3/20151 TO 11/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Asia ex-Japan Equity Portfolio Class A shares (from 12/3/20151 to 11/30/2017) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/3/2015.

8 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	33.69%	27.97%
Since Inception[1]	18.93%	16.39%
CLASS C SHARES
1 Year	32.65%	31.65%
Since Inception[1]	18.04%	18.04%
ADVISOR CLASS SHARES[2]
1 Year	33.86%	33.86%
Since Inception[1]	19.19%	19.19%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 8.18%, 8.98% and 7.81% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.40%, 2.15% and 1.15% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2015.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	33.90%
Since Inception[1]	16.63%
CLASS C SHARES
1 Year	37.76%
Since Inception[1]	18.17%
ADVISOR CLASS SHARES[2]
1 Year	40.19%
Since Inception[1]	19.34%

1	Inception date: 12/3/2015.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2017	Ending Account Value 11/30/2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,136.80	$7.50	1.40%
Hypothetical**	$1,000	$1,018.05	$7.08	1.40%

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value 6/1/2017	Ending Account Value 11/30/2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,132.80	$11.50	2.15%
Hypothetical**	$1,000	$1,014.29	$10.86	2.15%
Advisor Class
Actual	$1,000	$1,138.20	$6.16	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

November 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6.4

1	All data are as of November 30, 2017. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 13

PORTFOLIO SUMMARY (continued)

November 30, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd. (Preference Shares)	$606,885	9.4%
KB Financial Group, Inc.	286,572	4.5
Tencent Holdings Ltd.	266,246	4.1
Hana Financial Group, Inc.	252,272	3.9
China Unicom Hong Kong Ltd.	217,315	3.4
Alibaba Group Holding Ltd. (Sponsored ADR)	201,871	3.1
BOC Hong Kong Holdings Ltd.	170,486	2.7
Agricultural Bank of China Ltd. – Class H	164,938	2.6
China Construction Bank Corp. – Class H	164,044	2.6
PICC Property & Casualty Co., Ltd. – Class H	160,017	2.5
	$2,490,646	38.8%

1	Long-term investments.

14 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 100.6%
Information Technology – 33.1%
Electronic Equipment, Instruments & Components – 6.8%
FIT Hon Teng Ltd.(a)	86,000	$65,329
Kingboard Chemical Holdings Ltd.	11,500	66,178
Largan Precision Co., Ltd.	820	141,640
LG Display Co., Ltd.	530	15,144
LG Innotek Co., Ltd.	410	61,295
Merry Electronics Co., Ltd.	8,000	59,278
Tripod Technology Corp.	9,000	29,164

		438,028

Internet Software & Services – 8.5%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	1,140	201,871
NetEase, Inc. (ADR)	250	82,178
Tencent Holdings Ltd.	5,200	266,246

		550,295

Semiconductors & Semiconductor Equipment – 7.9%
Hua Hong Semiconductor Ltd.(a)	69,000	121,623
Nanya Technology Corp.	23,000	60,064
Realtek Semiconductor Corp.	25,000	93,335
Taiwan Semiconductor Manufacturing Co., Ltd.	19,500	147,295
Winbond Electronics Corp.	87,000	83,509

		505,826

Technology Hardware, Storage & Peripherals – 9.9%
Pegatron Corp.	12,000	27,515
Samsung Electronics Co., Ltd.	187	440,097
Samsung Electronics Co., Ltd. (Preference Shares)	86	166,788

		634,400

		2,128,549

Financials – 29.3%
Banks – 21.3%
Agricultural Bank of China Ltd. – Class H	353,000	164,938
Bank Mandiri Persero Tbk PT	58,000	31,940
BOC Hong Kong Holdings Ltd.	33,500	170,486
China Construction Bank Corp. – Class H	187,000	164,044
Dah Sing Financial Holdings Ltd.	7,200	46,094
DBS Group Holdings Ltd.	7,900	143,881
Hana Financial Group, Inc.	5,780	252,272
ICICI Bank Ltd.	6,567	31,534
KB Financial Group, Inc.	5,190	286,572
State Bank of India	14,410	71,913

		1,363,674

Capital Markets – 0.9%
China Everbright Ltd.	26,000	58,195

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 7.1%
DB Insurance Co., Ltd.	1,030	$65,043
New China Life Insurance Co., Ltd. – Class H	13,900	88,971
PICC Property & Casualty Co., Ltd. – Class H	84,000	160,017
Ping An Insurance Group Co. of China Ltd. – Class H	14,500	143,887

		457,918

		1,879,787

Materials – 8.9%
Chemicals – 2.2%
Kumho Petrochemical Co., Ltd.	1,370	112,990
Sinopec Shanghai Petrochemical Co., Ltd. – Class H	52,000	30,899

		143,889

Construction Materials – 1.8%
Anhui Conch Cement Co., Ltd. – Class H	21,000	101,144
Grasim Industries Ltd.	650	11,793

		112,937

Metals & Mining – 4.9%
Aluminum Corp. of China Ltd. – Class H(b)	104,000	69,463
Jiangxi Copper Co., Ltd. – Class H	19,000	29,744
POSCO	380	116,719
Syrah Resources Ltd.(b)	9,860	30,876
Vedanta Ltd.	14,700	67,352

		314,154

		570,980

Consumer Discretionary – 7.9%
Auto Components – 1.8%
Hankook Tire Co., Ltd.	2,330	115,201

Diversified Consumer Services – 1.0%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	750	63,645

Hotels, Restaurants & Leisure – 1.0%
Galaxy Entertainment Group Ltd.	9,000	65,191

Household Durables – 0.6%
Skyworth Digital Holdings Ltd.	80,166	34,328

Specialty Retail – 1.1%
Chow Tai Fook Jewellery Group Ltd.	28,800	31,344
Luk Fook Holdings International Ltd.	9,000	39,295

		70,639

Textiles, Apparel & Luxury Goods – 2.4%
Li Ning Co., Ltd.(b)	121,500	94,740
Luthai Textile Co., Ltd. – Class B	16,500	17,957

16 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Welspun India Ltd.	11,300	$12,563
Yue Yuen Industrial Holdings Ltd.	8,500	30,414

		155,674

		504,678

Real Estate – 5.7%
Real Estate Management & Development – 5.7%
China Resources Land Ltd.	14,000	40,490
CIFI Holdings Group Co., Ltd.	78,000	43,278
CK Asset Holdings Ltd.	17,500	148,065
Great Eagle Holdings Ltd.	3,000	16,133
Sun Hung Kai Properties Ltd.	3,000	49,183
Times Property Holdings Ltd.	23,000	21,812
Wharf Real Estate Investment Co., Ltd.(b)	8,400	50,765

		369,726

Telecommunication Services – 3.9%
Diversified Telecommunication Services – 3.4%
China Unicom Hong Kong Ltd.(b)	149,000	217,315

Wireless Telecommunication Services – 0.5%
XL Axiata Tbk PT(b)	145,250	33,075

		250,390

Consumer Staples – 3.6%
Food & Staples Retailing – 1.4%
E-MART, Inc.	360	90,928

Food Products – 2.2%
China Agri-Industries Holdings Ltd.	55,000	22,876
WH Group Ltd.(a)	110,000	117,163

		140,039

		230,967

Industrials – 3.1%
Airlines – 1.5%
Air China Ltd. – Class H	52,000	55,945
China Southern Airlines Co., Ltd. – Class H	44,000	39,323

		95,268

Machinery – 1.2%
Sinotruk Hong Kong Ltd.	25,500	28,242
Weichai Power Co., Ltd. – Class H	13,000	14,539
Yangzijiang Shipbuilding Holdings Ltd.	28,000	32,734

		75,515

Marine – 0.4%
COSCO SHIPPING Energy Transportation Co., Ltd. – Class H	54,000	28,899

		199,682

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 2.7%
Oil, Gas & Consumable Fuels – 2.7%
PetroChina Co., Ltd. – Class H	142,000	$95,821
Petronet LNG Ltd.	10,220	39,799
S-Oil Corp.	330	36,379

		171,999

Health Care – 2.4%
Health Care Providers & Services – 1.3%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	33,200	83,660

Pharmaceuticals – 1.1%
China Resources Pharmaceutical Group Ltd.(a)	51,700	68,753

		152,413

Total Investments – 100.6% (cost $4,904,574)		6,459,171
Other assets less liabilities – (0.6)%		(35,540)

Net Assets – 100.0%		$6,423,631

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, the aggregate market value of these securities amounted to $372,868 or 5.8% of net assets.

(b)	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

18 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2017

Assets
Investments in securities, at value Unaffiliated issuers (cost $4,904,574)	$6,459,171
Cash	81,581
Foreign currencies, at value (cost $3,352)	3,344
Receivable from Adviser	27,548
Receivable for investment securities sold	21,725
Unaffiliated dividends receivable	1,485
Receivable for capital stock sold	32

Total assets	6,594,886

Liabilities
Payable for investment securities purchased and foreign currency transactions	65,595
Audit and tax fee payable	51,579
Custody fee payable	26,362
Legal fee payable	10,764
Transfer Agent fee payable	2,999
Distribution fee payable	128
Directors’ fee payable	76
Accrued expenses and other liabilities	13,752

Total liabilities	171,255

Net Assets	$6,423,631

Composition of Net Assets
Capital stock, at par	$46
Additional paid-in capital	4,485,837
Undistributed net investment income	104,070
Accumulated net realized gain on investment and foreign currency transactions	279,122
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,554,556

$6,423,631

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$366,649	26,424	$13.88	*

C	$65,632	4,750	$13.82

Advisor	$5,991,350	430,335	$13.92

*	The maximum offering price per share for Class A shares was $14.50, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 19

STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income
Dividends of unaffiliated issuers (net of foreign taxes withheld of $16,323)	$192,225	$192,225

Expenses
Advisory fee (see Note B)	53,255
Distribution fee—Class A	382
Distribution fee—Class C	244
Transfer agency—Class A	502
Transfer agency—Class C	100
Transfer agency—Advisor Class	19,577
Custodian	85,704
Administrative	79,530
Audit and tax	67,827
Registration fees	45,798
Legal	40,630
Directors’ fees	28,626
Printing	7,897
Amortization of offering expenses	960
Miscellaneous	27,795

Total expenses	458,827
Less: expenses waived and reimbursed by the Adviser (see Note B)	(390,154)

Net expenses		68,673

Net investment income		123,552

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		442,852
Foreign currency transactions		916
Net change in unrealized appreciation/depreciation on:
Investments		1,157,857	(a)
Foreign currency denominated assets and liabilities		(65)

Net gain on investment and foreign currency transactions		1,601,560

Net Increase in Net Assets from Operations		$1,725,112

(a)	Includes decrease in accrued foreign capital gains of $7,685.

See notes to financial statements.

20 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2017	December 3, 2015(a) to November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$123,552	$65,541
Net realized gain (loss) on investment and foreign currency transactions	443,768	(163,865)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	1,157,792	396,764

Net increase in net assets from operations	1,725,112	298,440
Dividends to Shareholders from
Net investment income
Class A	(238)	(56)
Class C	(22)	(51)
Advisor Class	(69,772)	(28,934)
Capital Stock Transactions
Net increase (decrease)	(557,456)	5,056,608

Total increase	1,097,624	5,326,007
Net Assets
Beginning of period	5,326,007	– 0	–

End of period (including undistributed net investment income of $104,070 and $37,682, respectively)	$6,423,631	$5,326,007

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS

November 30, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 31 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Asia Ex-Japan Equity Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on December 3, 2015. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

22 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified

24 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2017:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$284,049		$1,844,500		$	– 0	–	$2,128,549
Financials	46,094		1,833,693			– 0	–	1,879,787
Materials	– 0	–	570,980			– 0	–	570,980
Consumer Discretionary	152,241		352,437			– 0	–	504,678
Real Estate	66,898		302,828			– 0	–	369,726
Telecommunication Services	– 0	–	250,390			– 0	–	250,390
Consumer Staples	– 0	–	230,967			– 0	–	230,967
Industrials	– 0	–	199,682			– 0	–	199,682
Energy	– 0	–	171,999			– 0	–	171,999
Health Care	– 0	–	152,413			– 0	–	152,413

Total Investments in Securities	549,282		5,909,889	†		– 0	–	6,459,171
Other Financial Instruments*:	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$549,282		$5,909,889		$	– 0	–	$6,459,171

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

^	An amount of $62,746 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period. There were no transfers from Level 1 to Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

26 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $116,741 were deferred and amortized on a straight line basis over a one year period starting from December 3, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at annualized rate of 0.90% of the first $2.5 billion of the Portfolio’s average net assets, and 0.85% of the excess over $2.5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.40%, 2.15% and 1.15% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended November 30, 2017, the reimbursements/waivers amounted to $310,624. The Expense Caps may not be terminated by the Adviser before March 1, 2018. Any fees waived and expenses borne by the Adviser through November 30, 2016 are subject to repayment by the Fund until November 30, 2019. Any fees waived and expenses borne by the Adviser from December 1, 2016 through December 3, 2016 are subject to repayment by the Fund until November 30, 2020. Such waivers that are subject to repayment amounted to $375,106 and $2,980, respectively. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $79,530.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended November 30, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $251 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2017.

Brokerage commissions paid on investment transactions for the year ended November 30, 2017 amounted to $7,542, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $183 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,248,390		$4,642,644
U.S. government securities	– 0	–	– 0	–

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$4,980,973

Gross unrealized appreciation	$1,637,889
Gross unrealized depreciation	(159,691)

Net unrealized appreciation	$1,478,198

1. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2017	December 3, 2015* to November 30, 2016	Year Ended November 30, 2017	December 3, 2015* to November 30, 2016

Class A
Shares sold	24,527	1,901	$310,952	$19,338

Shares issued in reinvestment of dividends	23	6	237	56

Shares redeemed	(7)	(26)	(104)	(281)

Net increase	24,543	1,881	$311,085	$19,113

Class C
Shares sold	3,742	1,001	$50,000	$10,005

Shares issued in reinvestment of dividends	2	5	22	51

Net increase	3,744	1,006	$50,022	$10,056

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended November 30, 2017	December 3, 2015* to November 30, 2016		Year Ended November 30, 2017	December 3, 2015* to November 30, 2016

Advisor Class
Shares sold	979	499,707		$11,664	$4,998,505

Shares issued in reinvestment of dividends	6,800	2,977		69,773	28,934

Shares redeemed	(80,128)	– 0	–	(1,000,000)	– 0	–

Net increase (decrease)	(72,349)	502,684		$(918,563)	$5,027,439

*	Commencement of operations.

At November 30, 2017, the Adviser owned approximately 93.7% of the Fund’s outstanding shares.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market and frontier market countries may involve more risk than investments in other foreign countries because the markets in such countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support. Investments in frontier market countries may have more risks because those countries have less developed economies and less liquid capital markets.

Geographic Focus Risk—Because the Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as social, financial, economic, and political conditions within that region. Specifically, the Fund’s investments in Asian issuers increases the Fund’s exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political, and regulatory developments, and economic environmental events (such as natural disasters) that may be particular to Asian countries. Events that negatively affect the fiscal stability of Asian countries may cause the value of the Fund’s shares to decrease, in some cases significantly. As a result, the Fund is likely to be more volatile than more geographically diverse funds.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Many Asian economies have experienced rapid growth and industrialization and there is no assurance that this growth rate will continue.

A substantial portion of the market for Asia ex-Japan securities consists of securities of Chinese companies. Investments in China and related countries may have more risk because, after years of robust growth, China’s economy is slowing sharply and manufacturing activity has declined.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment

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NOTES TO FINANCIAL STATEMENTS (continued)

fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2017 and fiscal period ended November 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$70,032	$29,041

Total taxable distributions paid	$70,032	$29,041

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$240,732
Undistributed capital gains	218,859	(a)
Unrealized appreciation/(depreciation)	1,478,157	(b)

Total accumulated earnings/(deficit)	$1,937,748

(a)	During the fiscal year, the Fund utilized $140,904 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, and the tax treatment of offering costs resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30, 2017	December 3, 2015(a) to November 30, 2016

Net asset value, beginning of period	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.35	.10
Net realized and unrealized gain on investment and foreign currency transactions	3.15	.47

Net increase in net asset value from operations	3.50	.57

Less: Dividends
Dividends from net investment income	(.13)	(.06)

Net asset value, end of period	$ 13.88	$ 10.51

Total Return
Total investment return based on net asset value(d)	33.69%	5.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$367	$20
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40%	1.40	%(e)
Expenses, before waivers/reimbursements	8.62%	10.32	%(e)
Net investment income(c)	2.71%	1.03	%(e)
Portfolio turnover rate	73%	78%

See footnote summary on page 36.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30, 2017	December 3, 2015(a) to November 30, 2016

Net asset value, beginning of period	$ 10.44	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.03
Net realized and unrealized gain on investment and foreign currency transactions	3.16	.46

Net increase in net asset value from operations	3.40	.49

Less: Dividends
Dividends from net investment income	(.02)	(.05)

Net asset value, end of period	$ 13.82	$ 10.44

Total Return
Total investment return based on net asset value(d)	32.65%	4.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.15%	2.15	%(e)
Expenses, before waivers/reimbursements	9.70%	11.28	%(e)
Net investment income(c)	1.87%	.31	%(e)
Portfolio turnover rate	73%	78%

See footnote summary on page 36.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30, 2017	December 3, 2015(a) to November 30, 2016

Net asset value, beginning of period	$10.53	$10.00

Income From Investment Operations
Net investment income(b)(c)	.25	.13
Net realized and unrealized gain on investment and foreign currency transactions	3.28	.46

Net increase in net asset value from operations	3.53	.59

Less: Dividends
Dividends from net investment income	(.14)	(.06)

Net asset value, end of period	$13.92	$10.53

Total Return
Total investment return based on net asset value(d)	33.86%	6.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,991	$5,296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.15	%(e)
Expenses, before waivers/reimbursements	7.72%	10.11	%(e)
Net investment income(c)	2.07%	1.31	%(e)
Portfolio turnover rate	73%	78%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

36 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and

Shareholders of AB Asia Ex-Japan Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Asia Ex-Japan Equity Portfolio (the “Fund”), one of the series constituting AB Cap Fund, Inc., as of November 30, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period December 3, 2015 (commencement of operations) to November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Asia Ex-Japan Equity Portfolio, one of the series constituting AB Cap Fund, Inc., at November 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period December 3, 2015 (commencement of operations) to November 30, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2018

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 37

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended November 30, 2017.

For individual shareholders, the Fund designates 52.04% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended November 30, 2017, $16,323 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $208,531.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

38 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Stuart Rae(2), Vice President Rajeev Eyunni(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Rae and Eyunni are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 39

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 57 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.## Chairman of the Board 76 (2015)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 73 (2015)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 41

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr.## 85 (2015)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin## 69 (2015)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 43

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody## 65 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 45

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Funds’ Officers is listed below.

NAME, ADDRESS*, AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Stuart Rae 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Rajeev Eyunni 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS,** with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2013.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative at AB or (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 47

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Asia ex-Japan Equity Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

48 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. To date, the Adviser has not requested any reimbursements from the Fund. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 and calendar year 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 49

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and

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any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 51

The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 53

NOTES

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NOTES

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 55

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

60 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

AB ASIA EX-JAPAN EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AJEP-0151-1117

NOV    11.30.17

ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

ANNUAL REPORT

January 18, 2018

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio for the annual reporting period ended November 30, 2017.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	6 months	12 months
AB SMALL CAP VALUE PORTFOLIO
Class A Shares	11.28%	11.35%
Class C Shares	10.91%	10.53%
Advisor Class Shares[1]	11.44%	11.69%
Russell 2000 Value Index	12.08%	13.37%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended November 30, 2017.

All share classes of the Fund underperformed the benchmark during both periods, before sales charges. During the 12-month period, stock selection and an overweight in the energy sector were the primary detractors, relative to the benchmark. The Fund’s health care and consumer discretionary holdings and an underweight in the utilities sector also detracted. Holdings within financials, consumer staples and materials contributed to performance, along with overweight positions in the industrials and technology sectors.

For the six-month period, the Fund’s consumer discretionary and health care holdings were the primary cause of the underperformance. An overweight in technology and an underweight in financials also detracted. The Fund’s energy, industrials and financials holdings contributed. An overweight in the industrials sector and an underweight in real estate also contributed to performance.

The Fund did not utilize derivatives during the six- or 12-month periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

US equities posted impressive gains over the 12-month period ended November 30, 2017, rallying after Donald Trump was elected president and excitement regarding his pro-growth agenda gained momentum. Strong global economic data bolstered positive market sentiment. Growth stocks outperformed value, and large-cap stocks outperformed small-caps, in terms of style. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. Corporate earnings generally surprised to the upside and the price of oil later rebounded, pushing stocks higher, especially in emerging markets. Renewed discussion and momentum behind US corporate tax reform near the end of the period propelled equities to all-time highs. In June, the US Federal Reserve (the “Fed”) raised rates for the third consecutive quarter, as expected. In October, the Fed began its balance sheet reduction program. Late in the period, President Trump’s appointment of the next Fed chair was met with enthusiasm by markets.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk. The Fund is “non-diversified”.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of 2,000 small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

4 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/3/20141 TO 11/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Small Cap Value Portfolio Class A shares (from 12/3/20141 to 11/30/2017) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/3/2014.

6 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	11.35%	6.63%
Since Inception[1]	12.41%	10.80%
CLASS C SHARES
1 Year	10.53%	9.53%
Since Inception[1]	11.55%	11.55%
ADVISOR CLASS SHARES[2]
1 Year	11.69%	11.69%
Since Inception[1]	12.70%	12.70%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 2.31% and 1.19% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.25%, 2.00% and 1.00% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	4.10%
Since Inception[1]	10.47%
CLASS C SHARES
1 Year	6.88%
Since Inception[1]	11.17%
ADVISOR CLASS SHARES[2]
1 Year	8.97%
Since Inception[1]	12.31%

1	Inception date: 12/3/2014.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,112.80	$6.62	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,109.10	$10.57	2.00%
Hypothetical**	$1,000	$1,015.04	$10.10	2.00%
Advisor Class
Actual	$1,000	$1,114.40	$5.30	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

10 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

November 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $271.6

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Sterling Bancorp/DE	$4,202,777	1.6%
SkyWest, Inc.	4,185,341	1.5
Texas Capital Bancshares, Inc.	4,184,109	1.5
Webster Financial Corp.	4,178,831	1.5
Independent Bank Group, Inc.	4,167,072	1.5
Associated Banc-Corp.	4,093,260	1.5
TrueBlue, Inc.	3,842,685	1.4
Trinseo SA	3,749,409	1.4
Dana, Inc.	3,722,947	1.4
Cott Corp.	3,702,367	1.4
	$40,028,798	14.7%

1	All data are as of November 30, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

November 30, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Industrials – 21.7%
Aerospace & Defense – 1.2%
Esterline Technologies Corp.(a)	28,690	$2,032,686
Wesco Aircraft Holdings, Inc.(a)	152,540	1,128,796

		3,161,482

Air Freight & Logistics – 1.2%
Air Transport Services Group, Inc.(a)	62,900	1,525,325
Atlas Air Worldwide Holdings, Inc.(a)	32,560	1,880,340

		3,405,665

Airlines – 1.7%
Hawaiian Holdings, Inc.	10,307	444,747
SkyWest, Inc.	80,410	4,185,341

		4,630,088

Commercial Services & Supplies – 2.5%
ABM Industries, Inc.	46,080	1,972,224
Knoll, Inc.	142,860	3,110,062
Viad Corp.	29,920	1,723,392

		6,805,678

Construction & Engineering – 3.1%
AECOM(a)	67,420	2,528,250
Granite Construction, Inc.	34,100	2,263,217
MYR Group, Inc.(a)	45,966	1,634,551
Tutor Perini Corp.(a)	75,230	1,895,796

		8,321,814

Electrical Equipment – 3.4%
EnerSys	52,027	3,594,545
General Cable Corp.	141,240	3,036,660
Regal Beloit Corp.	34,440	2,650,158

		9,281,363

Machinery – 4.3%
Columbus McKinnon Corp./NY	70,218	2,804,507
Oshkosh Corp.	33,160	2,985,726
SPX FLOW, Inc.(a)	72,910	3,264,181
Terex Corp.	56,740	2,653,162

		11,707,576

Professional Services – 1.4%
TrueBlue, Inc.(a)	135,068	3,842,685

Road & Rail – 2.1%
Covenant Transportation Group, Inc. – Class A(a)	114,110	3,418,736
Saia, Inc.(a)	36,789	2,420,716

		5,839,452

Trading Companies & Distributors – 0.8%
MRC Global, Inc.(a)	132,490	2,081,418

		59,077,221

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 21.4%
Banks – 16.8%
1st Source Corp.	40,400	$2,078,580
Associated Banc-Corp.	160,520	4,093,260
Customers Bancorp, Inc.(a)	95,250	2,581,275
First Commonwealth Financial Corp.	175,910	2,656,241
Fulton Financial Corp.	146,350	2,780,650
Heritage Financial Corp./WA	67,864	2,208,973
Hope Bancorp, Inc.	175,351	3,282,571
Independent Bank Group, Inc.	60,480	4,167,072
Sterling Bancorp/DE	165,790	4,202,777
Synovus Financial Corp.	60,410	2,998,148
Texas Capital Bancshares, Inc.(a)	46,310	4,184,109
Umpqua Holdings Corp.	126,030	2,786,523
Webster Financial Corp.	72,840	4,178,831
Zions Bancorporation	70,233	3,480,045

		45,679,055

Insurance – 2.7%
First American Financial Corp.	28,070	1,560,411
Selective Insurance Group, Inc.	47,700	2,919,240
State Auto Financial Corp.	49,820	1,390,476
Validus Holdings Ltd.	25,970	1,277,205

		7,147,332

Thrifts & Mortgage Finance – 1.9%
Essent Group Ltd.(a)	59,621	2,638,229
HomeStreet, Inc.(a)	8,088	246,684
WSFS Financial Corp.	45,200	2,287,120

		5,172,033

		57,998,420

Information Technology – 17.3%
Communications Equipment – 2.8%
Extreme Networks, Inc.(a)	139,390	1,791,162
Finisar Corp.(a)	66,210	1,324,862
Infinera Corp.(a)(b)	176,130	1,275,181
Mitel Networks Corp.(a)	182,217	1,424,937
NETGEAR, Inc.(a)	35,839	1,845,708

		7,661,850

Electronic Equipment, Instruments & Components – 1.9%
Anixter International, Inc.(a)	34,495	2,466,392
VeriFone Systems, Inc.(a)	156,620	2,715,791

		5,182,183

IT Services – 5.6%
Booz Allen Hamilton Holding Corp.	71,030	2,748,151
Convergys Corp.	121,070	2,988,007
CSG Systems International, Inc.	71,594	3,285,449
Unisys Corp.(a)(b)	272,200	2,109,550

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Virtusa Corp.(a)	46,680	$2,163,618
WNS Holdings Ltd. (ADR)(a)	47,580	1,956,965

		15,251,740

Semiconductors & Semiconductor Equipment – 3.9%
Cypress Semiconductor Corp.(b)	123,678	1,980,085
Integrated Device Technology, Inc.(a)	40,957	1,232,396
Kulicke & Soffa Industries, Inc.(a)	134,500	3,339,635
MagnaChip Semiconductor Corp.(a)(b)	168,610	2,065,473
Mellanox Technologies Ltd.(a)	30,760	1,817,916

		10,435,505

Software – 2.4%
A10 Networks, Inc.(a)	348,806	2,797,424
Verint Systems, Inc.(a)	84,450	3,694,688

		6,492,112

Technology Hardware, Storage & Peripherals – 0.7%
NCR Corp.(a)	64,280	2,011,321

		47,034,711

Consumer Discretionary – 12.9%
Auto Components – 2.7%
Cooper-Standard Holdings, Inc.(a)	27,744	3,497,686
Dana, Inc.	112,680	3,722,947

		7,220,633

Diversified Consumer Services – 2.0%
Houghton Mifflin Harcourt Co.(a)	175,160	1,707,810
Sotheby’s(a)	70,400	3,627,712

		5,335,522

Hotels, Restaurants & Leisure – 2.0%
Bloomin’ Brands, Inc.	135,980	2,919,491
Red Robin Gourmet Burgers, Inc.(a)	50,510	2,646,724

		5,566,215

Household Durables – 0.7%
Ethan Allen Interiors, Inc.	69,450	2,041,830

Internet & Direct Marketing Retail – 0.3%
FTD Cos., Inc.(a)	139,650	941,241

Media – 2.2%
Regal Entertainment Group – Class A(b)	146,940	2,969,657
Scholastic Corp.	70,100	2,882,512

		5,852,169

Specialty Retail – 1.9%
Caleres, Inc.	81,290	2,653,305
Citi Trends, Inc.	93,010	2,398,728

		5,052,033

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.1%
Crocs, Inc.(a)	211,320	$2,309,728
Deckers Outdoor Corp.(a)	10,900	814,557

		3,124,285

		35,133,928

Energy – 6.7%
Energy Equipment & Services – 3.1%
Helix Energy Solutions Group, Inc.(a)	102,920	684,418
Oil States International, Inc.(a)	82,980	1,974,924
Patterson-UTI Energy, Inc.	113,370	2,447,659
RPC, Inc.(b)	136,530	3,282,181

		8,389,182

Oil, Gas & Consumable Fuels – 3.6%
Oasis Petroleum, Inc.(a)	255,360	2,612,333
QEP Resources, Inc.(a)	246,930	2,385,344
SM Energy Co.	116,850	2,411,784
SRC Energy, Inc.(a)	289,360	2,534,793

		9,944,254

		18,333,436

Real Estate – 5.7%
Equity Real Estate Investment Trusts (REITs) – 5.7%
Armada Hoffler Properties, Inc.	134,940	2,084,823
Education Realty Trust, Inc.	44,818	1,638,994
Gramercy Property Trust	114,462	3,264,456
Independence Realty Trust, Inc.	234,980	2,427,344
National Storage Affiliates Trust	124,270	3,310,553
STAG Industrial, Inc.	93,900	2,657,370

		15,383,540

Health Care – 3.9%
Health Care Providers & Services – 2.6%
LifePoint Health, Inc.(a)	44,130	2,109,414
Molina Healthcare, Inc.(a)	35,400	2,769,696
WellCare Health Plans, Inc.(a)	9,570	2,038,314

		6,917,424

Life Sciences Tools & Services – 1.3%
ICON PLC(a)	30,552	3,568,779

		10,486,203

Materials – 3.5%
Chemicals – 2.3%
Orion Engineered Carbons SA	107,670	2,632,532
Trinseo SA	50,805	3,749,409

		6,381,941

Containers & Packaging – 1.2%
Graphic Packaging Holding Co.	205,140	3,140,693

		9,522,634

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 2.6%
Electric Utilities – 1.8%
PNM Resources, Inc.	56,810	$2,584,855
Portland General Electric Co.	49,080	2,436,331

		5,021,186

Multi-Utilities – 0.8%
Black Hills Corp.	35,730	2,090,563

		7,111,749

Consumer Staples – 1.4%
Beverages – 1.4%
Cott Corp.	215,630	3,702,367

Total Common Stocks (cost $231,290,568)		263,784,209

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(c)(d)(e) (cost $6,357,769)	6,357,769	6,357,769

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $237,648,337)		270,141,978

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.4%
Investment Companies – 4.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(c)(d)(e) (cost $11,906,333)	11,906,333	11,906,333

Total Investments – 103.8% (cost $249,554,670)		282,048,311
Other assets less liabilities – (3.8)%		(10,420,606)

Net Assets – 100.0%		$271,627,705

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $231,290,568)	$263,784,209	(a)
Affiliated issuers (cost $18,264,102—including investment of cash collateral for securities loaned of $11,906,333)	18,264,102
Receivable for investment securities sold	2,011,692
Receivable for capital stock sold	1,480,950
Unaffiliated dividends and interest receivable	146,382
Affiliated dividends receivable	4,564

Total assets	285,691,899

Liabilities
Payable for collateral received on securities loaned	11,906,333
Payable for investment securities purchased	1,825,805
Advisory fee payable	154,042
Distribution fee payable	39,343
Administrative fee payable	12,219
Transfer Agent fee payable	3,053
Directors’ fees payable	76
Accrued expenses	123,323

Total liabilities	14,064,194

Net Assets	$271,627,705

Composition of Net Assets
Capital stock, at par	$1,934
Additional paid-in capital	225,450,437
Accumulated net investment loss	(285,523)
Accumulated net realized gain on investment transactions	13,967,216
Net unrealized appreciation on investments	32,493,641

	$271,627,705

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$197,907,695	14,121,748	$14.01	*

C	$41,288	3,009	$13.72

Advisor	$73,678,722	5,217,539	$14.12

(a)	Includes securities on loan with a value of $11,591,912 (see Note E).

*	The maximum offering price per share for Class A shares was $14.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,640)	$2,265,816
Affiliated issuers	76,186
Securities lending income	8,707	$2,350,709

Expenses
Advisory fee (see Note B)	1,766,707
Distribution fee—Class A	429,370
Distribution fee—Class C	535
Transfer agency—Class A	23,743
Transfer agency—Class C	52
Transfer agency—Advisor Class	7,154
Custodian	81,144
Registration fees	65,244
Administrative	63,502
Audit and tax	56,904
Legal	45,964
Recoupment of previously reimbursed expenses	35,439
Directors’ fees	28,627
Printing	19,410
Miscellaneous	14,529

Total expenses	2,638,324
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(18,502)

Net expenses		2,619,822

Net investment loss		(269,113)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		14,992,234

Net change in unrealized appreciation/depreciation of investments		10,017,634

Net gain on investment transactions		25,009,868

Net Increase in Net Assets from Operations		$24,740,755

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2017		Year Ended November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(269,113)		$(114,818)
Net realized gain on investment transactions	14,992,234		871,663
Net change in unrealized appreciation/depreciation of investments	10,017,634		22,110,061

Net increase in net assets from operations	24,740,755		22,866,906
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(124,060)
Advisor Class	– 0	–	(5,961)
Net realized gain on investment transactions
Class A	(781,811)		(278,943)
Class C	(297)		(118)
Advisor Class	(166,713)		(13,832)
Capital Stock Transactions
Net increase	100,051,940		41,524,202

Total increase	123,843,874		63,968,194
Net Assets
Beginning of period	147,783,831		83,815,637

End of period (including accumulated net investment loss of ($285,523) and ($137,239), respectively)	$271,627,705		$147,783,831

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

November 30, 2017

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

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based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$263,784,209		$	– 0	–	$	– 0	–	$263,784,209
Short-Term Investments	6,357,769			– 0	–		– 0	–	6,357,769
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	11,906,333			– 0	–		– 0	–	11,906,333

Total Investments in Securities	282,048,311			– 0	–		– 0	–	282,048,311
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$282,048,311		$	– 0	–	$	– 0	–	$282,048,311

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance

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NOTES TO FINANCIAL STATEMENTS (continued)

with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and

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NOTES TO FINANCIAL STATEMENTS (continued)

expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended November 30, 2017, the reimbursements/waivers amounted to $36. The Expense Caps may not be terminated by the Adviser before March 1, 2018. Any fees waived and expenses borne by the Adviser through November 30, 2015 are subject to repayment by the Fund until November 30, 2018. Any fees waived and expenses borne by the Adviser from December 1, 2015 through December 2, 2015 are subject to repayment by the Fund until November 30, 2019. Such waivers that are subject to repayment amounted to $300,074 and $1,186, respectively. During the year ended November 30, 2017, the Fund made repayments to the Adviser in the amount of $35,439. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2017, the reimbursement for such services amounted to $63,502.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,035 for the year ended November 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $288 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’ pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee

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and expense. For the year ended November 30, 2017, such waiver amounted to $9,841.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2017 is as follows:

Fund	Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,452	$118,668	$118,762	$6,358	$32
Government Money Market Portfolio*	978	48,977	38,049	11,906	44

Total				$18,264	$76

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended November 30, 2017 amounted to $180, of which $180 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$172,847,384		$78,175,270
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$250,224,570

Gross unrealized appreciation	$43,236,973
Gross unrealized depreciation	(11,413,232)

Net unrealized appreciation	$31,823,741

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized

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continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2017, the Fund had securities on loan with a value of $11,591,912 and had received cash collateral which has been invested into Government Money Market Portfolio of $11,906,333. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $8,707 and $43,929 from the borrowers and Government Money Market Portfolio, respectively, for the year ended November 30, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $8,625. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2017	Year Ended November 30, 2016

Class A
Shares sold	4,811,022	4,382,713		$61,770,401	$46,407,365

Shares issued in reinvestment of dividends and distributions	59,939	40,241		774,410	397,585

Shares converted from Class C	1,939	– 0	–	24,722	– 0	–

Shares redeemed	(1,826,273)	(839,456)		(23,440,508)	(8,522,123)

Net increase	3,046,627	3,583,498		$39,129,025	$38,282,827

Class C
Shares sold	2,052	2,298		$26,282	$27,465

Shares issued in reinvestment of dividends and distributions	18	8		227	82

Shares converted to Class A	(1,971)	– 0	–	(24,722)	– 0	–

Shares redeemed	(1,366)	(1,293)		(17,102)	(13,578)

Net increase (decrease)	(1,267)	1,013		$(15,315)	$13,969

Advisor Class
Shares sold	4,902,226	385,925		$64,626,729	$4,744,633

Shares issued in reinvestment of dividends and distributions	12,834	1,997		166,713	19,792

Shares redeemed	(298,177)	(169,359)		(3,855,212)	(1,537,019)

Net increase	4,616,883	218,563		$60,938,230	$3,227,406

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017			2016
Distributions paid from:
Ordinary income	$	– 0	–	$384,988
Net long-term capital gains		948,821		37,926

Total taxable distributions paid		$948,821		$422,914

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,391,028
Undistributed capital gains	12,246,089
Other losses	(285,523	)(a)
Unrealized appreciation/(depreciation)	31,823,741	(b)

Total accumulated earnings/(deficit)	$46,175,335

(a)	At November 30, 2017, the Fund had a qualified late-year ordinary loss deferral of $285,523. This loss is deemed to arise on December 1, 2017.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the redesignation of dividends, the offset to capital gains of a net operating loss, and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 12.65	$ 10.64	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.02)	(.01)	.00	(d)
Net realized and unrealized gain on investment transactions	1.45	2.07	.66

Net increase in net asset value from operations	1.43	2.06	.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)	(.02)
Distributions from net realized gain on investment transactions	(.07)	(.04)	– 0	–

Total dividends and distributions	(.07)	(.05)	(.02)

Net asset value, end of period	$ 14.01	$ 12.65	$ 10.64

Total Return
Total investment return based on net asset value(e)	11.35%	19.52%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$197,908	$140,096	$79,707
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.24%	1.25%	1.25	%^
Expenses, before waivers/reimbursements(f)	1.25%	1.43%	1.91	%^
Net investment income (loss)(c)	(.18)%	(.12)%	.02	%^
Portfolio turnover rate	36%	51%	43%

See footnote summary on page 35.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 12.48	$ 10.56	$10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.09)	(.08)
Net realized and unrealized gain on investment transactions	1.43	2.05	.66

Net increase in net asset value from operations	1.31	1.96	.58

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.02)
Distributions from net realized gain on investment transactions	(.07)	(.04)	– 0	–

Total dividends and distributions	(.07)	(.04)	(.02)

Net asset value, end of period	$ 13.72	$ 12.48	$ 10.56

Total Return
Total investment return based on net asset value(e)	10.53%	18.62%	5.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41	$53	$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.99%	2.00%	2.00	%^
Expenses, before waivers/reimbursements(f)	2.07%	2.31%	4.26	%^
Net investment loss(c)	(.94)%	(.84)%	(.75	)%^
Portfolio turnover rate	36%	51%	43%

See footnote summary on page 35.

34 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 12.71	$ 10.66	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.01	.02
Net realized and unrealized gain on investment transactions	1.47	2.09	.66

Net increase in net asset value from operations	1.48	2.10	.68

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)	(.02)
Distributions from net realized gain on investment transactions	(.07)	(.04)	– 0	–

Total dividends and distributions	(.07)	(.05)	(.02)

Net asset value, end of period	$ 14.12	$ 12.71	$ 10.66

Total Return
Total investment return based on net asset value(e)	11.69%	19.74%	6.83	%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,679	$7,635	$4,075
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.99%	1.00%	1.00	%^
Expenses, before waivers/reimbursements(f)	1.00%	1.19%	3.55	%^
Net investment income(c)	.07%	.11%	.24	%^
Portfolio turnover rate	36%	51%	43%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to 0.01% for the Fund.

(g)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 35

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Small Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Small Cap Value Portfolio (the “Fund”), one of the series constituting the AB Cap Fund, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Small Cap Value Portfolio, one of the series constituting the AB Cap Fund, Inc., at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2018

36 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol J. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2) , Vice President Joseph G. Paul(2) , Vice President Shri Singhvi(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The management of, and investment decisions for, the Fund’s portfolio are made by the Investment Policy Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 37

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi- conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 39

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.## 85 (2001)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 41

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 43

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

44 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

James W. MacGregor 50	Vice President	Senior Vice President of the Advisor**, with which he has been associated since prior to 2013.

Shri Singhvi 44	Vice President	Senior Vice President of the Advisor**, with which he has been associated since prior to 2013.

Joseph G. Paul 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 45

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

46 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. To date, the Adviser has not requested any reimbursements from the Fund. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2015. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2016 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 47

commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised

48 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 49

the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

50 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

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Growth Fund

Large Cap Growth Fund

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US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

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International Portfolio

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Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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ALTERNATIVES

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Select US Long/Short Portfolio

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TARGET-DATE

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CLOSED-END FUNDS

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AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 51

NOTES

52 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0151-1117

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Income	2016	$84,412	$—	$29,066
	2017	$84,412	$—	$31,903
AB Small Cap Value	2016	$31,404	$—	$24,686
	2017	$31,404	$29	$25,678
AB Asia Ex - Japan Equity	2016	$25,875	$—	$14,065
	2017	$34,500	$—	$21,547

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Income	2016	$435,516	$29,066
			$—
			$(29,066)
	2017	$755,018	$31,903
			$—
			$(31,903)
AB Small Cap Value	2016	$431,136	$24,686
			$—
			$(24,686)
	2017	$748,821	$25,706
			$(29)
			$(25,678)
AB Asia Ex - Japan Equity	2016	$420,515	$14,065
			$—
			$(14,065)
	2017	$744,662	$21,547
			$—
			$(21,547)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 29, 2018